Exhibit 10.9
EXECUTION COPY
SECURITY AND PLEDGE AGREEMENT
Dated as of October 5, 2011
among
Each Grantor
From Time to time Party Hereto
and
U.S. BANK NATIONAL ASSOCIATION
as Collateral Agent for the Secured Parties
11.00% First Lien Senior Secured Notes due 2016

SCHEDULE 1 — INFORMATION

SCHEDULE 2 — COMMERCIAL TORT CLAIMS

SCHEDULE 3 — INTELLECTUAL PROPERTY

SCHEDULE 4 — PLEDGED COMPANIES

SCHEDULE 5 — UCC FILING JURISDICTIONS

SCHEDULE 6 — [INTENTIONALLY OMITTED]

SCHEDULE 7a — VESSELS

SCHEDULE 7b — VESSEL INSURANCE

SCHEDULE 8 — ACCOUNTS

SCHEDULE 9 NEGOTIABLE COLLATERAL

ANNEX 1 — FORM OF JOINDER

ANNEX 2 — FORM OF PERMITTED ADDITIONAL SECURED PARTY JOINDER

EXHIBIT A — FORM OF COPYRIGHT SECURITY AGREEMENT

EXHIBIT B — FORM OF PATENT SECURITY AGREEMENT

EXHIBIT C — FORM OF TRADEMARK SECURITY AGREEMENT

EXHIBIT D — FORM OF PLEDGED INTERESTS ADDENDUM

EXHIBIT E — FORM OF VESSEL FLEET MORTGAGE

EXHIBIT F — FORM OF SUB-AGENT APPOINTMENT

EXHIBIT G — FORM OF LANDLORD’S DISCLAIMER AND CONSENT

EXHIBIT H — FORM OF CONTROL AGREEMENT

EXHIBIT I — FORM OF ASSIGNMENT INSTRUMENT

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Notwithstanding anything herein to the contrary, the liens and security interests granted to the Collateral Agent pursuant to this Agreement, and the exercise of any right or remedy by Collateral Agent hereunder, are subject to the provisions of the Intercreditor Agreement dated as of October 5, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement”), among the ABL Agent, the Notes Agents, and the Grantors from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control. Any reference to “priority” or words of similar effect in describing any of the security interests created hereunder shall be understood to refer to such priority as set forth in the Intercreditor Agreement. All representations, warranties and covenants in this Agreement shall be subject to the provisions and qualifications set forth in this paragraph.
SECURITY AND PLEDGE AGREEMENT
This SECURITY AND PLEDGE AGREEMENT (this “Agreement”), is entered into as of October 5, 2011, by and among the Grantors listed on the signature pages hereof and those additional Persons that hereafter become parties hereto by executing a Joinder (as defined below) (each, a “Grantor”, and collectively, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION as collateral agent for the Secured Parties (as defined below) (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Indenture, dated as of October 5, 2011 (the “Issue Date”) among the Grantors and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be Refinanced (as defined below) from time to time, the “Indenture”), HORIZON LINES, LLC, a Delaware limited liability company (the “Issuer”), a subsidiary of HORIZON LINES, INC., a Delaware corporation (the “Company”), has issued to the Holders the Second Lien Senior Secured Notes due 2016 (the “Notes”), and the Grantors (other than the Issuer) have guaranteed the obligations of the Issuer under the Indenture and the Notes;
WHEREAS, in order to induce the Collateral Agent to enter into the Indenture and this Agreement and to induce the Holders to purchase the Notes, the Grantors have agreed to grant a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations; and
WHEREAS, from time to time after the date hereof, the Issuer may, subject to the terms and conditions of the Indenture and this Agreement, incur obligations (including Additional Notes issued under the Indenture), which are pari passu in right of payment to the Notes, that the Issuer and the other Grantors desire to secure on a pari passu basis with the Notes (“Permitted Additional Pari Passu Obligations”).

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1. Defined Terms. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Indenture or, if not defined in the Indenture, the meanings ascribed thereto in the Intercreditor Agreement. Any terms (whether capitalized or lower case) used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Indenture; provided, however, that to the extent that the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:
(a) “ABL Agent” means Wells Fargo Capital Finance, LLC, in its capacity as agent under the ABL Credit Agreement and any successor or other agent under any ABL Credit Agreement.
(b) “ABL Credit Agreement” has the meaning specified theretofore in the Intercreditor Agreement.
(c) “ABL Obligations” has the meaning specified theretofore in the Intercreditor Agreement.
(d) “ABL Priority Collateral” has the meaning specified therefore in the Intercreditor Agreement.
(e) “ABL Security Documents” has the meaning specified therefore in the Intercreditor Agreement.
(f) “Account” means an account (as that term is defined in Article 9 of the Code).
(g) “Account Debtor” means an account debtor (as that term is defined in the Code).
(h) “Agreement” has the meaning specified therefor in the preamble to this Agreement.
(i) “Authorized Representative” shall mean (i) the Collateral Agent for so long as the Notes Obligations are Secured Obligations hereunder and (ii) any other trustee, agent or representative designated as an “Authorized Representative” for any Permitted Additional Secured Parties in a Permitted Additional Secured Party Joinder delivered to the Collateral Agent and the other Authorized Representatives in accordance with Section 0 for so long as the Permitted Additional Pari Passu Obligations for which such party is serving in such capacity constitute Secured Obligations hereunder; provided that so long as there are no Permitted Additional Pari Passu Obligations, the Collateral Agent will be deemed to be the only Authorized Representative for the Secured Parties.
(j) “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

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(k) “Books” means books, records (including each Grantor’s Records indicating, summarizing, or evidencing such Grantor’s assets (including the Collateral) or liabilities, each Grantor’s Records relating to such Grantor’s business operations or financial condition, and each Grantor’s goods or General Intangibles related to such information), ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
(l) “Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of New York.
(m) “Capital Stock” has the meaning specified therefor in the Indenture.
(n) “Cash Equivalents” has the meaning specified therefor in the Indenture.
(o) “Chassis” means equipment consisting of bare chassis (as customarily defined in the container shipping and transportation industry) utilized for purposes of container transportation.
(p) “Chartered Vessel” shall mean any Vessel leased, chartered, subleased or subchartered by a Grantor or any Subsidiary pursuant to one or more Chartered Vessel Documents.
(q) “Chartered Vessel Documents” shall mean all Vessel leases, charters, subleases, subcharters and all related documents in respect of any Chartered Vessel.
(r) “Chattel Paper” means chattel paper (as that term is defined in the Code), and includes tangible chattel paper and electronic chattel paper.
(s) “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” means the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.
(t) “Collateral” has the meaning specified therefor in Section 2.
(u) “Collateral Agent” has the meaning specified therefor in the preamble to this Agreement.
(v) “Collateral Support” means all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

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(w) “Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, cash proceeds of asset sales, rental proceeds, and tax refunds).
(x) “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 2.
(y) “Commission” has the meaning specified therefor in the Indenture.
(z) “Company” has the meaning specified therefor in the recitals to this Agreement.
(aa) “Control Agreement” means a control agreement, in form and substance necessary to perfect the security interest in favor of Collateral Agent, executed and delivered by a Grantor, Collateral Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account).
(bb) “Controlled Account” has the meaning specified therefor in Section 6(k).
(cc) “Controlled Account Agreements” means those certain cash management agreements, in form and substance necessary to perfect the security interest in favor of Collateral Agent, each of which is executed and delivered by a Grantor, Collateral Agent, and one of the Controlled Account Banks.
(dd) “Controlled Account Bank” has the meaning specified therefor in Section 6(k).
(ee) “Copyrights” means any and all rights in any works of authorship, including (i) copyrights and moral rights, (ii) copyright registrations and recordings thereof and all applications in connection therewith including those listed on Schedule 3, (iii) income, license fees, royalties, damages, and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, and violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, and violations thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.
(ff) “Copyright Security Agreement” means each Copyright Security Agreement executed and delivered by Grantors, or any of them, and Collateral Agent, in substantially the form of Exhibit A.
(gg) “CoT Chassis” means Chassis, but only if the perfection of a security interest in such chassis is subject to a certificate of title statute that provides for such security interest to be indicated on such certificate of title as a condition or result of perfection.
(hh) “Deposit Account” means a deposit account (as that term is defined in the Code).

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(ii) “Documents” means documents (as that term is defined in the Code).
(jj) “Equipment” means (i) any and all equipment (as that term is defined in the Code), and (ii) all Vessels (regardless of whether classified as equipment under the Code).
(kk) “Equity Interests” means all shares, options, warrants, membership interests, partnership interests or other interests of any kind, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act) or any other equity interest of any kind in such Person.
(ll) “Event of Default” has the meaning specified therefor in the Indenture or any Permitted Additional Pari Passu Debt Documents.
(mm) “Excluded Accounts” means (a) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for Company’s or its Subsidiaries’ employees and (b) other Deposit Accounts, so long as (i) the balance of each such Deposit Account is transferred to a Deposit Account that is subject to a Control Agreement not less than once during every five (5) Business Days and (ii) the balance in any such Deposit Account does not exceed $2,000,000 for more than one (1) Business Day and the balance in all such Deposit Accounts does not exceed $5,000,000 for more than one (1) Business Day, but in any event, the balance in all such Deposit Accounts does not exceed $10,000,000 at any time.
(nn) “Excluded Assets” means any of the following: (i) any property or assets owned by any Subsidiary of the Company which is not a Grantor; (ii) any assets other than Notes Priority Collateral which do not secure ABL Obligations (including, without limitation, assets of employee benefit plans) or which are purported to secure ABL Obligations but such Liens are not required to be perfected under the ABL Security Documents or the perfection of such Liens has been waived; (iii) Excluded Contracts; (iv) Excluded Equipment; (v) any voting security that is issued by a Foreign Subsidiary (that is a corporation for United States federal income tax purposes) and owned by the Company or any Grantor, if and to the extent that the inclusion of such voting security in the Collateral would cause the Collateral pledged by the Company or such Grantor, as the case may be, to include in the aggregate more than 65% of the total combined voting power of all classes of voting securities of such Foreign Subsidiary; (vi) any Capital Stock and other securities of each Subsidiary of the Company to the extent that and for so long as the pledge of such Capital Stock or other securities to secure the Notes or the Note Guarantees would cause such Subsidiary to be required to file separate financial statements with the Commission pursuant to Rule 3-16 of Regulation S-X (as in effect from time to time); (vii) proceeds and products from any and all of the foregoing excluded collateral described in clauses (i) through (v), unless such proceeds or products would otherwise constitute Collateral securing Notes Obligations; (viii) any property or asset (other than Excluded Contracts and Excluded Equipment) only to the extent and for so long as the grant of a security interest in such property or asset (including the perfection of such property or asset) is prohibited by, or would constitute a breach or default under or require any consent not obtained under, any applicable law or

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contract, license or other document evidencing or giving rise to such property (except to the extent such prohibition, breach or default is ineffective under applicable law); (ix) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law, provided that upon submission and acceptance by the PTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral; and (x)(A) any interest in, to or under any Vessel (which term, for purposes of this clause (x), shall include the Capital Stock of a Person substantially all of the assets of which is a Vessel, as the context may require but which, for the avoidance of doubt, shall exclude any Vessel identified as a “Mortgaged Vessel” on Schedule 7a) that is or will be subject to a Lien permitted by paragraph (38) of the definition of “Permitted Lien” in the Indenture) in favor of the United States of America as collateral for guarantees issued under 46 U.S.C. Chapter 537, (B) any “escrow fund” (as such term is used in 46 U.S.C. § 53715) permitted under the terms of the Note Documents and established pursuant to 46 U.S.C. § 53715, (C) any “deposit fund” (as such term is used in 46 U.S.C. § 53716) permitted under the terms of the Note Documents and established pursuant to 46 U.S.C. § 53716, and (D) any assets in any such “escrow fund” or “deposit fund” to the extent such assets are permitted to be deposited therein or otherwise exist therein under the terms of the Note Documents; provided that in each case of this clause (x), such assets or such “escrow fund” or “deposit fund”, as the case may be, shall constitute “Excluded Assets” only to the extent and for so long as such statutes or the United States validly prohibits a Lien on such assets or such “escrow fund” or “deposit fund” in favor of Collateral Agent or any other Person and the Grantors shall notify Collateral Agent of the existence of any Deposit Account or Securities Account related thereto otherwise in accordance with the terms of the Note Documents, along with a written statement as to whether such Deposit Account or Securities Account constitute Excluded Assets; provided, further, that if any asset or “escrow fund” or “deposit fund” constituting an Excluded Asset as of the date hereof shall cease to be an Excluded Asset the Grantors shall promptly notify Agent that such asset or “escrow fund” or “deposit fund” is no longer an “Excluded Asset”.
(oo) “Excluded Contract” means at any date any rights or interest of any Grantor in, to or under any agreement, contract, license, instrument, document or other general intangible (referred to solely for purposes of this definition as a “Contract”) (a) to the extent that such Contract by the express terms of a valid and enforceable restriction in favor of a Person who is not the Company or any Subsidiary of the Company, or any requirement of law, prohibits, or requires any consent or establishes any other condition for, an assignment thereof or a grant of a security interest therein by the Company or a Subsidiary of the Company (including but not limited to any interest in, to or under (A) any Capital Construction Fund Agreement entered into between the Issuer or any Grantor and the United States of America under 46 U.S.C. Chapter 535, (B) the Fund (as defined in any such Capital Construction Fund Agreement) permitted hereunder and established pursuant to 46 U.S.C. Chapter 535, and (C) any assets in any such Fund to the extent such assets are permitted to be deposited therein or otherwise exist therein under the terms of the Note Documents); provided, that in each case of this definition such Contracts, Capital Construction Fund Agreements, Funds or assets as the case may be shall constitute “Excluded Contracts” only to the extent and only for so long as the applicable Contract or Capital Construction Fund Agreement validly prohibits a Lien on any such Contracts, Capital Construction Fund Agreements, Funds or assets in favor of Collateral Agent or any other Person

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and the Grantors shall notify Agent of the existence of any Deposit Account or Securities Account related thereto otherwise in accordance with the terms of the Note Documents, along with a written statement as to whether such Deposit Account or Securities Account constitute Excluded Contracts; provided, further, that if any Contracts, Capital Construction Fund Agreements, Funds or assets as the case may be constituting an Excluded Contract as of the date hereof shall cease to be an Excluded Contract the Grantors shall promptly notify Agent that such Contract, Capital Construction Fund Agreement, Fund or asset as the case may be is no longer an “Excluded Contract”; provided, further, that: (x) rights to payment under any such Contract otherwise constituting an Excluded Contract by virtue of this definition shall be included in the Collateral to the extent permitted thereby or by Section 9-406, Section 9-408 or any other applicable provision of the Code and (y) all proceeds paid or payable to any Grantor from any sale, transfer or assignment of such Contract and all rights to receive such proceeds shall be included in the Collateral.
(pp) “Excluded Equipment” means at any date any equipment or other assets of any Grantor which is subject to, or secured by a Lien permitted by clause (4), (5), (7), other than as set forth in clause (x)(A) of the definition of “Excluded Assets” (38) or, to the extent relating thereto, (13) of the definition of “Permitted Liens” in the Indenture if and to the extent that (a) the express terms of a valid and enforceable restriction in favor of a Person who is not the Company or a Subsidiary of the Company contained in the agreements or documents granting or governing such Lien prohibits, or requires any consent or establishes any other conditions for, an assignment thereof, or a grant of a security interest therein, by any Grantor and (b) such restriction relates only to the asset or assets acquired by any Grantor with the proceeds of the Indebtedness secured by such Lien and attachments thereto or substitutions therefor; provided that all proceeds paid or payable to any of any Grantor from any sale, transfer or assignment or other voluntary or involuntary disposition of such equipment or other assets and all rights to receive such proceeds shall be included in the Collateral to the extent not otherwise required to be paid to the holder of the Indebtedness secured by such equipment or other assets.
(qq) “Fixtures” means fixtures (as that term is defined in the Code).
(rr) “Foreign Subsidiary” has the meaning specified therefor in the Indenture.
(ss) “General Intangibles” means general intangibles (as that term is defined in the Code), and includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, Intellectual Property, Intellectual Property Licenses, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, including Intellectual Property Licenses, infringement claims, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.
(tt) “Grantor” and “Grantors” have the respective meanings specified therefor in the preamble to this Agreement.

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(uu) “Holder” has the meaning specified therefor in the Indenture.
(vv) “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.
(ww) “Intellectual Property” means any and all (i) Patents, Copyrights, Trademarks, trade secrets, know-how, inventions (whether or not patentable), algorithms, software programs (including source code and object code), processes, product designs, industrial designs, blueprints, drawings, data, customer lists, URLs and domain names, specifications, documentations, reports, catalogs, literature, and any other forms of technology or proprietary information of any kind, including all rights therein and all applications for registration or registrations thereof, (ii) all copies and embodiments of any of the foregoing (in whatever form or medium), (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, and violations thereof, and (v) all rights corresponding thereto throughout the world.
(xx) “Intellectual Property Licenses” means, with respect to any Person (the “Specified Party”), (i) any licenses or other similar rights provided to the Specified Party in or with respect to Intellectual Property owned or controlled by any other Person, and (ii) any licenses or other similar rights provided to any other Person in or with respect to Intellectual Property owned or controlled by the Specified Party, in each case, including (A) any software license agreements (other than license agreements for commercially available off-the-shelf software that is generally available to the public which have been licensed to a Grantor pursuant to end-user licenses), (B) the license agreements listed on Schedule 3, and (C) the right to use any of the licenses or other similar rights described in this definition in connection with the enforcement of the Secured Parties’ rights under the Secured Documents and (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect to clause (i) and (ii) above, including payments there under and damages and payments for past, present, or future infringements, misappropriations, and violations thereof, (iv) the right to sue for past, present, and future breach or violations thereof, and (v) all rights corresponding thereto throughout the world.
(yy) “Intercreditor Agreement” has the meaning specified therefore in the Indenture.
(zz) “Inventory” means inventory (as that term is defined in the Code).
(aaa) “Investment Related Property” means (i) any and all investment property (as that term is defined in the Code), and (ii) any and all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

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(bbb) “Joinder” means each Joinder to this Agreement executed and delivered by Collateral Agent and each of the other parties listed on the signature pages thereto, in substantially the form of Annex 1.
(ccc) “Lien” has the meaning specified therefor in the Indenture.
(ddd) “Material Adverse Change” has the meaning specified therefor in the ABL Credit Agreement as in effect on the Issue Date.
(eee) “Mortgage” means a mortgage, deed of trust, or deed to secure debt, in form and substance necessary to perfect the security interest in favor of the Collateral Agent.
(fff) “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts and documents (as each such term is defined in the Code) and Pledged Notes.
(ggg) “Note” or “Notes” shall mean any note or notes, as the case may be, authenticated and delivered under the Indenture.
(hhh) “Note Documents” means the Notes, the Note Guarantees, the Indenture and the Security Documents, as such instruments and agreements may be Refinanced, from time to time.
(iii) “Note Guarantees” has the meaning specified therefor in the Indenture.
(jjj) “Notes Obligations” means the obligations of any Grantor and any other obligor under the Note Documents (i) to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings) when due and payable, and all other amounts due or to become due, in each case, under or in connection with the Indenture, the Notes and any other Note Document, and (ii) to perform all of their other respective obligations to the Trustee, the Collateral Agent and the Holders under the Note Documents, in each case, according to the respective terms thereof.
(kkk) “Notes Priority Collateral” has the meaning specified therefore in the Intercreditor Agreement.
(lll) “Notes Secured Parties” shall mean the Collateral Agent, the Trustee and Holders of the Notes.
(mmm) “Patents” means patents and patent applications, including (i) the patents and patent applications listed on Schedule 3, (ii) all continuations, divisionals, continuations-in-part, re-examinations, reissues, and renewals thereof and improvements thereon, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past, present, or future infringements, misappropriations, or violations thereof, (iv) the right to sue for past, present, and future infringements, misappropriations, or violations thereof, and (v) all of each Grantor’s rights corresponding thereto throughout the world.

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(nnn) “Patent Security Agreement” means each Patent Security Agreement executed and delivered by Grantors, or any of them, and Collateral Agent, in substantially the form of Exhibit B.
(ooo) “Permitted Additional Pari Passu Documents” means any document or instrument (including, without limitation, any indenture, credit agreement or facility, loan agreement or facility, note, bond, debenture, guarantee, indemnity agreement or other evidence of indebtedness) that governs any Permitted Additional Pari Passu Obligations, as such instruments and agreements may be Refinanced, from time to time.
(ppp) “Permitted Additional Pari Passu Obligations” has the meaning specified therefor in the recitals to this Agreement.
(qqq) “Permitted Additional Secured Parties” shall mean the holders from time to time of Permitted Additional Pari Passu Obligations and the Authorized Representative for any such Permitted Additional Pari Passu Obligations.
(rrr) “Permitted Additional Secured Party Joinder” shall mean a completed joinder in the form of Annex 2 hereto.
(sss) “Permitted Liens” has the meaning specified therefor in the Indenture.
(ttt) “Person” has the meaning specified therefor in the Indenture.
(uuu) “Pledged Companies” means each Person listed on Schedule 4 as a “Pledged Company”, together with each other Person, all or a portion of whose Equity Interests are acquired or otherwise owned by a Grantor after the Issue Date.
(vvv) “Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests listed on Schedule 4 and all other Equity Interests now owned or hereafter acquired by such Grantor, regardless of class or designation, and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.
(www) “Pledged Interests Addendum” means a Pledged Interests Addendum substantially in the form of Exhibit D.
(xxx) “Pledged Notes” means all of each Grantor’s right, title and interest in and to all of the promissory notes listed on Schedule 4 and all other promissory notes now owned or hereafter acquired by such Grantor, and all substitutions therefor and replacements thereof and all proceeds thereof and all rights relating thereto.

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(yyy) “Pledged Operating Agreements” means all of each Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies.
(zzz) “Pledged Partnership Agreements” means all of each Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships.
(aaaa) “Proceeds” has the meaning specified therefor in Section 2.
(bbbb) “PTO” means the United States Patent and Trademark Office.
(cccc) “Real Property” means any estates or interests in real property now owned or hereafter acquired by any Grantor and the improvements thereto.
(dddd) “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.
(eeee) “Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness, in any case in whole or in part and such term shall include, without limitation, increasing the amount borrowable thereunder, altering the maturity date thereof and adding subsidiaries as borrowers or guarantors thereunder. “Refinanced” and “Refinancing” shall have correlative meanings.
(ffff) “Restricted Subsidiary” has the meaning specified therefore in the Indenture.
(gggg) “Secured Documents” means the Note Documents and Permitted Additional Pari Passu Debt Documents.
(hhhh) “Secured Obligations” means each and all of the following: (a) the Notes Obligations and (b) Permitted Additional Pari Passu Obligations (if any) (including, in the case of each of clauses (a) and (b) reasonable and documented attorneys’, agents’ and professional advisors’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding).
(iiii) “Secured Parties” shall mean, collectively, the Collateral Agent, the Trustee, the Notes Secured Parties and any Permitted Additional Secured Parties.
(jjjj) “Securities Account” means a securities account (as that term is defined in the Code).
(kkkk) “Security Documents” has the meaning specified therefore in the Indenture.
(llll) “Security Interest” has the meaning specified therefor in Section 2.

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(mmmm) “Supporting Obligations” means supporting obligations (as such term is defined in the Code), and includes letters of credit and guaranties issued in support of Accounts, Chattel Paper, documents, General Intangibles, instruments or Investment Related Property.
(nnnn) “Trademarks” means any and all trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including (i) the trade names, registered trademarks, trademark applications, registered service marks and service mark applications listed on Schedule 3, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements, misappropriations, violations, or dilutions thereof, (iv) the right to sue for past, present and future infringements and dilutions thereof, (v) the goodwill of each Grantor’s business symbolized by the foregoing or connected therewith, and (vi) all of each Grantor’s rights corresponding thereto throughout the world.
(oooo) “Trademark Security Agreement” means each Trademark Security Agreement executed and delivered by Grantors, or any of them, and Collateral Agent, in substantially the form of Exhibit C.
(pppp) “Trustee” has the meaning specified therefore in the Indenture.
(qqqq) “URL” means “uniform resource locator,” an internet web address.
(rrrr) “Vehicles” means Chassis, motor vehicles and other assets subject to a certificate of title statute (other than Vessels).
(ssss) “Vessel” means any watercraft or other artificial contrivance used, or capable of being used, as a means of transportation on water which is owned by and registered in the name of any of the Grantors or leased by any of the Grantors pursuant to a lease on a demise or bareboat charter basis or pursuant to an operating agreement constituting a capital lease obligation, including all spares, equipment, and any additional improvements associated with such watercraft or contrivance.
(tttt) “Vessel Fleet Mortgage” shall mean the mortgage or other security document granting a Lien on a Vessel owned and registered in the name of a Grantor. The Vessel Fleet Mortgage shall be substantially in the form attached hereto as Exhibit E.
2. Grant of Security. Each Grantor hereby unconditionally grants to Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest (hereinafter referred to as the “Security Interest”) in all of such Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):
(a) all of such Grantor’s Accounts;
(b) all of such Grantor’s Books;

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(c) all of such Grantor’s Chattel Paper;
(d) all of such Grantor’s Deposit Accounts;
(e) all of such Grantor’s Goods, Equipment and Fixtures;
(f) all of such Grantor’s General Intangibles;
(g) all of such Grantor’s Intellectual Property and Intellectual Property Licenses;
(h) all of such Grantor’s Documents;
(i) all of such Grantor’s Inventory;
(j) all of such Grantor’s Investment Related Property;
(k) all of such Grantor’s Negotiable Collateral;
(l) all of such Grantor’s Supporting Obligations;
(m) all of such Grantor’s Commercial Tort Claims;
(n) all of such Grantor’s Vehicles;
(o) all of such Grantor’s money or Cash Equivalents or other assets of such Grantor that now or hereafter comes into existence, whether or not in the possession, custody, or control of Collateral Agent (or its agent or designee) or any other Secured Party; and
(p) all of the proceeds (as such term is defined in the Code) and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Collateral Support, Deposit Accounts, Equipment, Fixtures, General Intangibles, Goods, Intellectual Property, Intellectual Property Licenses, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, Vehicles, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” also includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to any Grantor or Collateral Agent from time to time with respect to any of the Investment Related Property.

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Notwithstanding anything contained in this Agreement to the contrary, the term “Collateral” shall not include Excluded Assets. None of the covenants or representations and warranties herein or in any other Security Documents shall be deemed to apply to any property constituting Excluded Assets.
3. Security for Secured Obligations. The Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Agreement also secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties or any of them, but for the fact that they are unenforceable or not allowable (in whole or in part) as a claim in an Insolvency Proceeding involving any Grantor due to the existence of such Insolvency Proceeding.
4. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) none of the Secured Parties shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of any Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement, the Indenture, or any other Secured Document, Grantors shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of their respective businesses, subject to and upon the terms hereof and of the Indenture and the other Secured Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, dividend, and distribution rights, shall remain in the applicable Grantor until (i) the occurrence and continuance of an Event of Default and (ii) Collateral Agent has notified the applicable Grantor of Collateral Agent’s election to exercise such rights with respect to the Pledged Interests pursuant to Section 15.
5. Representations and Warranties. Each Grantor hereby represents and warrants to Collateral Agent, for the benefit of the Secured Parties, that as of the Issue Date:
(a) The exact legal name of each Grantor, type of entity of each Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Schedule 1.
(b) Each Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Schedule 1.

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(c) Schedule 1 sets forth all Real Property owned or leased by any of the Grantors.
(d) Schedule 2 sets forth all Commercial Tort Claims of any Grantor for which the expected amount recoverable exceeds $1,000,000.
(e) Schedule 3 provides a complete and correct list of (i) all registered Copyrights owned by any Grantor and all applications for registration of Copyrights owned by any Grantor; (ii) all Intellectual Property Licenses entered into by any Grantor pursuant to which (A) any Grantor has provided any license or other rights in Intellectual Property that is material to the business of such Grantor owned or controlled by such Grantor to any other Person other than non-exclusive licenses granted in the ordinary course of business or (B) any Person has granted to any Grantor any exclusive license or other rights in Intellectual Property owned or controlled by such Person that is material to the business of such Grantor, including any Intellectual Property that is incorporated in any Inventory, software, or other product marketed, sold, licensed, or distributed by such Grantor, other than licenses of commercially-available software; (iii) all Patents owned by any Grantor and all applications for Patents owned by any Grantor; and (iv) all registered Trademarks owned by any Grantor, all applications for registration of Trademarks owned by any Grantor, and all other Trademarks owned by any Grantor and material to the conduct of the business of any Grantor.
(f) (i) each Grantor owns exclusively or holds licenses in, or otherwise has the rights to use, all Intellectual Property that is necessary to the conduct of its business;
(ii) to each Grantor’s knowledge after reasonable inquiry, no Person has infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights owned by such Grantor, in each case, that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Change;
(iii) (A) to each Grantor’s knowledge after reasonable inquiry, (1) such Grantor has not in the past six (6) years infringed or misappropriated and is not currently infringing or misappropriating any Intellectual Property rights of any Person, and (2) no product manufactured, used, distributed, licensed, or sold by or service provided by such Grantor has in the past six (6) years infringed or misappropriated or is currently infringing or misappropriating any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change, and (B) there are no pending, or to any Grantor’s knowledge after reasonable inquiry, threatened infringement or misappropriation claims or proceedings pending against any Grantor, and no Grantor has received any notice or other communication of any actual or alleged infringement or misappropriation of any Intellectual Property rights of any Person, in each case, except where such infringement either individually or in the aggregate could not reasonably be expected to result in a Material Adverse Change;

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(iv) to each Grantor’s knowledge after reasonable inquiry, all registered Copyrights, registered Trademarks, and issued Patents that are owned by such Grantor and necessary in the conduct of its business are valid, subsisting and enforceable and in compliance with all legal requirements, filings, and payments and other actions that are required to maintain such Intellectual Property in full force and effect, and
(v) each Grantor has taken reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all trade secrets owned by such Grantor that are material to the business of such Grantor.
(g) This Agreement creates a valid security interest in the Collateral of each Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code or the delivery of Control Agreements with respect to Deposit Accounts and Securities Accounts, all filings and other actions necessary to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing each applicable Grantor, as a debtor, and Collateral Agent, as secured party, in the jurisdictions listed next to such Grantor’s name on Schedule 5, or the delivery of Control Agreements with respect to each of the Deposit Accounts and Securities Accounts listed on Schedule 8. Upon the making of such filings and the delivery of such Control Agreements, Collateral Agent shall have (a) a perfected security interest in and upon the Notes Priority Collateral (subject only to Permitted Liens) to the extent such security interest can be perfected by the filing of a financing statement or the delivery of a Control Agreement and (b) a perfected security interest in and upon the ABL Priority Collateral (subject only to Permitted Liens) to the extent such security interest can be perfected by the filing of a financing statement or the delivery of a Control Agreement, in each case, with the Lien priorities set forth in the Intercreditor Agreement (subject, in each case, only to Permitted Liens and the relative priorities thereof). Upon filing of the Copyright Security Agreement with the United States Copyright Office, filing of the Patent Security Agreement and the Trademark Security Agreement with the PTO, and the filing of appropriate financing statements in the jurisdictions listed on Schedule 5, all action necessary to protect and perfect the Security Interest in the United States in and on each Grantor’s Patents, Trademarks, or Copyrights has been taken and such perfected Security Interest is enforceable as such as against any and all creditors of and purchasers from any Grantor.
(h) Schedule 4 provides a complete and correct list of all Equity Interests owned by any Grantor and all other investment property owned by any Grantor.
(i) (i) Except for the Security Interest created hereby, each Grantor is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all Liens other than Permitted Liens, of the Pledged Interests indicated on Schedule 4 as being owned by such Grantor and, when acquired by such Grantor, any Pledged Interests acquired after the date hereof; (ii) all of the Pledged Interests are duly authorized, validly issued, fully paid, nonassessable, and, to the extent that (x) the such Pledged Interests are “securities” for purposes of Articles 8 and 9 of the Code or (y) the applicable Pledged Company has elected to have such Pledged Interests treated as “securities” for such purposes, certificated and the Pledged Interests constitute or will constitute the percentage of the issued and outstanding Equity Interests of the Pledged Companies of such Grantor identified on Schedule 4 as supplemented or modified by any Pledged Interests Addendum or any Joinder to this Agreement; (iii) such Grantor has the right and

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requisite authority to pledge, the Investment Related Property pledged by such Grantor to Collateral Agent as provided herein; (iv) all actions necessary to perfect and establish, or otherwise protect, Collateral Agent’s Liens in the Investment Related Property, and the proceeds thereof, will have been duly taken, upon (A) the execution and delivery of this Agreement; (B) the taking of possession by Collateral Agent (or its agent or designee) of any certificates representing the Pledged Interests, together with undated powers (or other documents of transfer acceptable to Collateral Agent) endorsed in blank by the applicable Grantor; (C) the filing of financing statements in the applicable jurisdiction set forth on Schedule 5 for such Grantor with respect to the Pledged Interests of such Grantor that are not represented by certificates, and (D) with respect to any Securities Accounts, and any securities entitlements or other financial assets credited thereto, the delivery of Control Agreements with respect thereto; and (v) subject to the Intercreditor Agreement, each Grantor has delivered to and deposited with Collateral Agent all certificates representing the Pledged Interests owned by such Grantor to the extent such Pledged Interests are represented by certificates, and undated powers (or other documents of transfer acceptable to Collateral Agent) endorsed in blank with respect to such certificates. None of the Pledged Interests owned or held by such Grantor has been issued or transferred in violation of any securities registration, securities disclosure, or similar laws of any jurisdiction to which such issuance or transfer may be subject.
(j) No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by such Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by such Grantor, or (ii) for the exercise by Collateral Agent of the voting or other rights provided for in this Agreement with respect to the Investment Related Property or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required (x) in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally and (y) in connection with the voting or disposition of Pledged Interests or any other Collateral in order to comply with applicable law and for the Grantors to maintain their qualification as “citizens of the United States” within the meaning of 46 U.S.C. § 50501 (a) and (d), qualified to operate in the coastwise trade of the United States. No Intellectual Property License of any Grantor that is necessary to the conduct of such Grantor’s business requires any consent of any other Person in order for such Grantor to grant the security interest granted hereunder in such Grantor’s right, title or interest in or to such Intellectual Property License.
(k) Intentionally Omitted.
(l) Schedule 7a sets forth for each Vessel, (a) its name, (b) its owner, (c) the arrangements (including intercompany arrangements) pursuant to which the Vessel is chartered or operated by any Grantor, (d) its class description, (e) the name of its classification society, (f) its shipyard and year in which the Vessel was constructed and (g) any and all applicable Chartered Vessel Documents. Except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, the Grantors own or are licensed or otherwise have the right to use all Vessels. Except as could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change, each Vessel (i) is adequate and suitable for use by such Grantor in its business as presently conducted by it, ordinary wear and tear and depreciation excepted; (ii) is seaworthy for hull and machinery

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insurance warranty purposes; (iii) is insured in accordance with the Vessel Fleet Mortgage and each of the arrangements pursuant to which the Vessel is chartered or operated by each Grantor as such mortgage and such arrangements are set forth in Schedule 7b; (iv) is in compliance with any applicable Chartered Vessel Documents covering such Vessel; (v) is in compliance with all Federal, state, local or foreign statutes, laws, regulations, ordinances, rules, judgments, orders, code and decrees, or rule of common law as are applicable to Vessels documented under U.S. flag and is operated by a Grantor in accordance with past practice; (vi) in the case of a Vessel that is owned by a Grantor, is properly documented under the U.S. flag; (vii) in the case of a Chartered Vessel that is operated in the coastwise trade of the United States, assuming that the relevant owner participant, the relevant owner trustee and Shipco under the applicable Chartered Vessel Documents for such Chartered Vessel are “citizens of the United States” within the meaning of 46 U.S.C. § 50501 (a) and (d), qualified to operate in the coastwise trade of the United States, is properly documented under the U.S. flag; (viii) in the case of a Chartered Vessel that is not operated in the coastwise trade of the United States, assuming that the shipowner of such Chartered Vessel under the applicable Chartered Vessel Documents for such Vessel is qualified to document a vessel under 46 U.S.C. § 12103, is properly documented under the U.S. flag; and (xi) is in compliance with the requirements of its present class and classification society except as noted in Schedule 7c. As of the Issue Date, all of the Vessels are in class. The Vessel Fleet Mortgage in favor of the Collateral Agent, for the benefit of the Secured Parties, is effective to create a legal, valid and enforceable Lien on all the applicable mortgagor’s right, title and interest in and to the whole of the Vessels covered thereby and the proceeds thereof, and when the Vessel Fleet Mortgage is filed for recording, and recorded, with the National Vessel Documentation Center of the United States Coast Guard, the Vessel Fleet Mortgage shall constitute, as of the date and time of filing, a first “preferred mortgage” on the Mortgaged Vessels covered thereby in favor of the Collateral Agent for the benefit of the Secured Parties under Chapter 313 of Title 46 of the United States Code, as amended, having the effect and with the priority provided under such law, subject only to Permitted Liens.
(m) Schedule 8 provides a complete and correct list of all of the Deposit Accounts and Securities Accounts owned by any Grantor.
(n) To each Grantor’s knowledge, there is no default, breach, violation, or event of acceleration existing under any Pledged Note and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation, or event of acceleration under any Pledged Note. No Grantor that is an obligee under a Pledged Note has waived any default, breach, violation, or event of acceleration under such Pledged Note.
(o) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby represents and warrants that the Pledged Interests issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, and (C) are not held by such Grantor in a securities account.
(p) Schedule 9 provides a complete and correct list of all of the Negotiable Collateral owned by any Grantor.

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6. Covenants. Each Grantor, jointly and severally, covenants and agrees with Collateral Agent that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 22 it shall comply with each of the following terms.
(a) Possession of Collateral. In the event that any Collateral, including Proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper, in each case, having an aggregate value or face amount of $1,000,000 or more, the Grantors shall promptly (and in any event within three (3) Business Days after receipt thereof) notify Collateral Agent in writing thereof, and if and to the extent that perfection or priority of Collateral Agent’s Security Interest is dependent on or enhanced by possession, the applicable Grantor, promptly (and in any event within ten (10) Business Days), shall endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to Collateral Agent, together with such undated powers (or other relevant document of transfer acceptable to Collateral Agent) endorsed in blank as shall be requested by Collateral Agent, and shall execute such other documents and instruments as shall be reasonably requested by Collateral Agent and do such other acts or things necessary to protect Collateral Agent’s security interest therein.
(b) Chattel Paper.
(i) Promptly after acquiring any electronic Chattel Paper with an aggregate value or face amount equal to or in excess of $1,000,000 (and in any event within three (3) Business Days after receipt thereof) each Grantor shall notify Collateral Agent in writing thereof, and shall promptly (and in any event within ten (10) Business Days) after request by Collateral Agent, each Grantor shall take all steps reasonably necessary to grant Collateral Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction, to the extent that the aggregate value or face amount of such electronic Chattel Paper equals or exceeds $1,000,000; and
(ii) If any Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Indenture), promptly upon the request of Collateral Agent such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of U.S. Bank National Association, as Collateral Agent for the benefit of the Secured Parties (as each such capitalized terms are defined in that certain Security and Pledge Agreement, dated as of October 5, 2011, by and among Horizon Lines, LLC and the other Grantors identified therein and U.S. Bank National Association as Collateral Agent)”.

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(c) Control Agreements.
(i) Subject to Section 30, each Grantor shall obtain an authenticated Control Agreement (which may include a Controlled Account Agreement), from each bank maintaining a Deposit Account (other than any Excluded Account) for such Grantor, and which will provide the Collateral Agent with “control” (as such term is used in Article 9 of the Code) over each such Deposit Account;
(ii) Except to the extent otherwise excused by the Secured Documents and subject to Section 30, each Grantor shall obtain an authenticated Control Agreement, from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor and which provides the Collateral Agent with “control” (as such term is used in Articles 8 and 9 of the Code) over such uncertificated securities, financial assets or commodities; and
(iii) Except to the extent otherwise excused by the Secured Documents, each Grantor shall obtain an authenticated Control Agreement with respect to all of such Grantor’s investment property and which provides the Collateral Agent with “control” (as such term is used in Articles 8 and 9 of the Code) over such investment property.
(d) Letter-of-Credit Rights. If the Grantors (or any of them) are or become the beneficiary of letters of credit having a face amount or value of $1,000,000 or more in the aggregate, then the applicable Grantor or the Grantors shall promptly (and in any event within three (3) Business Days after becoming a beneficiary), notify Collateral Agent, in writing, thereof and, promptly (and in any event within ten (10) Business Days), upon the request of Collateral Agent, use commercially reasonable efforts to enter into a tri-party agreement with Collateral Agent and the issuer or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Collateral Agent and directing all payments thereunder to Collateral Agent’s Account.
(e) Commercial Tort Claims. If the Grantors (or any of them) obtain Commercial Tort Claims having a value, or involving an asserted claim, in the amount of $1,000,000 or more in the aggregate for all Commercial Tort Claims, then the applicable Grantor or Grantors shall promptly (and in any event within three (3) Business Days of obtaining such Commercial Tort Claim), notify Collateral Agent, in writing, upon incurring or otherwise obtaining such Commercial Tort Claims and, promptly (and in any event within ten (10) Business Days), amend Schedule 2 to describe such Commercial Tort Claims in a manner that reasonably identifies such Commercial Tort Claims, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things necessary to protect Collateral Agent’s security interest therein.
(f) Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts constituting Notes Priority Collateral with the United States of America or any department, agency, or instrumentality thereof (other than with respect to Excluded Assets or Excluded Contracts), the Grantors shall promptly (and in any event within ten (10) Business Days of the creation thereof) notify Collateral Agent, in writing, thereof and, promptly (and in any event within ten (10) Business Days) upon the request of Collateral Agent, execute an assignment instrument in substantially the form of Exhibit I hereto, and take any steps reasonably required in order that all moneys due or to become due under such contract or contracts shall be assigned to Collateral Agent, for the benefit of the Secured Parties.

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(g) Intellectual Property.
(i) In order to facilitate filings with the United States Patent and Trademark Office and the United States Copyright Office, each Grantor shall execute and deliver to Collateral Agent one or more Copyright Security Agreements, Trademark Security Agreements, or Patent Security Agreements, or supplements thereto, to further evidence Collateral Agent’s Lien on such Grantor’s Patents, Trademarks, or Copyrights, and the General Intangibles of such Grantor relating thereto or represented thereby, including, commencing on the six-month anniversary hereof and each six-month anniversary hereafter documentation sufficient to perfect Collateral Agent’s Liens on such Intellectual Property or Intellectual Property License for all new Patents or Trademarks that are registered or the subject of pending applications for registrations, and of all exclusive Intellectual Property Licenses that are material to the conduct of such Grantor’s business, in each case, which were entered into, acquired, registered, or for which applications for registration were filed by any Grantor during the immediately preceding six-month period and any statement of use or amendment to allege use was filed with respect to intent-to-use trademark applications. In the case of such registrations or applications therefor, which were acquired by any Grantor, each such Grantor shall file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Intellectual Property.
(ii) Each Grantor shall have the duty, with respect to all Intellectual Property owned by such Grantor (whether now existing or hereafter required) that is material to and necessary in the conduct of such Grantor’s business, to take all reasonable and necessary measures to protect and diligently enforce and defend at such Grantor’s expense all of such Intellectual Property, including (A) to diligently enforce and defend, including promptly suing for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, and filing for opposition, interference, and cancellation against conflicting Intellectual Property rights of any Person, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement, and (D) to take all reasonable and necessary action to preserve and maintain all of such Grantor’s Trademarks, Patents, Copyrights, Intellectual Property Licenses, and its rights therein, including paying all maintenance fees and filing of applications for renewal, affidavits of use, and affidavits of noncontestability. Each Grantor further agrees not to abandon any Intellectual Property or terminate any Intellectual Property License that is material to and necessary in the conduct of such Grantor’s business. Each Grantor hereby agrees to take the steps described in this Section 6(g)(ii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled that is material to and necessary in the conduct of such Grantor’s business.

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(iii) Each Grantor acknowledges and agrees that the Secured Parties shall have no duties with respect to any Intellectual Property or Intellectual Property Licenses of any Grantor. Without limiting the generality of this Section 6(g)(iii), each Grantor acknowledges and agrees that no member of the Secured Parties shall be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property Licenses against any other Person, but any member of the Secured Parties may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys, agents and other professionals) shall be for the sole account of Company.
(iv) Anything to the contrary in this Agreement notwithstanding, in no event shall any Grantor, either itself or through any agent, employee, licensee, or designee, file an application for the registration of any Copyright with the United States Copyright Office or any similar office or agency in another country without giving Collateral Agent written notice thereof at least three (3) Business Days prior to such filing and complying with Section 6(g)(i). Upon receipt from the United States Copyright Office of notice of registration of any Copyright, each Grantor shall promptly (but in no event later than three (3) Business Days following such receipt) notify Collateral Agent in writing of such registration by delivering, or causing to be delivered, to Collateral Agent, documentation sufficient to perfect Collateral Agent’s Liens on such Copyright. If any Grantor acquires from any Person any Copyright registered with the United States Copyright Office or an application to register any Copyright with the United States Copyright Office, such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition) notify Collateral Agent, in writing, of such acquisition and deliver, or cause to be delivered, to Collateral Agent, documentation sufficient to perfect Collateral Agent’s Liens on such Copyright. In the case of such Copyright registrations or applications therefor which were acquired by any Grantor, each such Grantor shall promptly (but in no event later than three (3) Business Days following such acquisition) file the necessary documents with the appropriate Governmental Authority identifying the applicable Grantor as the owner (or as a co-owner thereof, if such is the case) of such Copyrights.
(v) Each Grantor shall take reasonable steps to maintain the confidentiality of, and otherwise protect and enforce its rights in, the Intellectual Property that is material to and necessary in the conduct of such Grantor’s business, including, as applicable (A) protecting the secrecy and confidentiality of its confidential information and trade secrets by having and enforcing a policy requiring all current employees, consultants, licensees, vendors and contractors with access to such information to execute appropriate confidentiality agreements; (B) taking actions reasonably necessary to ensure that no trade secret falls into the public domain; and (C) protecting the secrecy and confidentiality of the source code of all software programs and applications of which it is the owner or licensee by having and enforcing a policy requiring any licensees (or sublicensees) of such source code to enter into license agreements with commercially reasonable use and non-disclosure restrictions.

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(vi) No Grantor shall enter into any Intellectual Property License to receive any license or rights in any Intellectual Property of any other Person unless such Grantor has used commercially reasonable efforts to permit the assignment of or grant of a security interest in such Intellectual Property License (and all rights of Grantor thereunder) to the Collateral Agent (and any transferees of Collateral Agent).
(h) Investment Related Property.
(i) If any Grantor shall acquire, obtain, receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within three (3) Business Days of acquiring or obtaining such Collateral) deliver to Collateral Agent a duly executed Pledged Interests Addendum identifying such Pledged Interests;
(ii) Upon the occurrence and during the continuance of an Event of Default, following the request of Collateral Agent, all sums of money and property paid or distributed in respect of the Investment Related Property that are received by any Grantor shall be held by the Grantors in trust for the benefit of Collateral Agent segregated from such Grantor’s other property, and such Grantor shall deliver it forthwith to Collateral Agent in the exact form received;
(iii) No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement, or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests if the same is prohibited pursuant to the Indenture or any Permitted Additional Pari Passu Debt Documents;
(iv) Each Grantor agrees that it will cooperate with Collateral Agent in obtaining all necessary approvals and making all necessary filings under federal, state, local, or foreign law to effect the perfection of the Security Interest on the Investment Related Property or to effect any sale or transfer thereof; and
(v) As to all limited liability company or partnership interests, issued under any Pledged Operating Agreement or Pledged Partnership Agreement, each Grantor hereby covenants that the Pledged Interests issued pursuant to such agreement (A) to the extent that (x) the such Pledged Interests are “securities” for purposes of Articles 8 and 9 of the Code or (y) that the applicable Pledged Company has elected to have such Pledged Interests treated as “securities” for such purposes, shall be certificated, (B) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (C) do not and will not constitute investment company securities, and (D) are not and will not be held by such Grantor in a securities account.
(i) Real Property; Fixtures. Each Grantor covenants and agrees that upon the acquisition of any fee interest in Real Property with a fair market value in excess of $1,000,000 it (i) will promptly notify Collateral Agent, in writing, of the acquisition of such Real Property and (ii) will grant to Collateral Agent, for the benefit of the Secured Parties, a Mortgage on each fee interest in Real Property now or hereafter owned by such Grantor and shall deliver such other documentation and opinions in connection with the grant of such Mortgage as Collateral Agent shall reasonably request, including title insurance policies, financing statements, fixture filings and environmental audits and such Grantor shall pay all recording costs, intangible taxes and other fees and costs (including reasonable and documented attorneys’, agents’ and professional advisors’ fees and expenses) incurred in connection therewith.

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(j) Transfers and Other Liens. No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as expressly permitted by the Indenture and each Permitted Additional Pari Passu Debt Document, or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral of any Grantor, except for Permitted Liens. The inclusion of Proceeds in the Collateral shall not be deemed to constitute Collateral Agent’s consent to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Secured Documents.
(k) Controlled Accounts.
(i) Each Grantor shall (A) establish and maintain cash management services at one or more of the banks set forth on Schedule 8 (each a “Controlled Account Bank”), and shall take reasonable steps to ensure that all of its and its Subsidiaries’ Account Debtors forward payment of the amounts owed by them directly to such Controlled Account Bank, and (B) deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all of their Collections (including those sent directly by their Account Debtors to a Grantor) into one or more bank accounts of such Grantor (each, a “Controlled Account”) at one of the Controlled Account Banks.
(ii) Subject to Section 30, each Grantor shall establish and maintain Controlled Account Agreements with Collateral Agent, or its sub-agent in accordance with Section 29 hereof, and the applicable Controlled Account Bank granting the Collateral Agent with “control” (as such term is used in Articles 8 and 9 of the Code) over each such Controlled Account.
(iii) So long as no Default or Event of Default has occurred and is continuing, any Grantor may add or replace a Controlled Account Bank or Controlled Account; provided, however, that prior to, or substantially concurrently with, the time of the opening of such Controlled Account, the applicable Grantor and such prospective Controlled Account Bank shall have executed and delivered to Collateral Agent a Controlled Account Agreement.
(iv) Notwithstanding the foregoing, except during the occurrence and continuance of an Event of Default and then upon request of Collateral Agent, no Control Agreement or Controlled Account Agreement shall be required with respect to any Excluded Account.
(l) Intentionally omitted.

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(m) Vessels. For each Vessel, Grantor shall deliver to the Collateral Agent on the Issue Date and, thereafter, no later than ten (10) Business Days after any Grantor obtains title to any Vessel:
(i) A copy of one or more certificates of ownership (CG-1330) issued by the National Vessel Documentation Center (“NVDC”) showing the Vessel Fleet Mortgage as an encumbrance of record on each owned Vessel listed in Schedule 7a;
(ii) abstracts of title issued by the NVDC dated not earlier than seven days prior to the Issue Date for each Vessel owned by any Grantor together with copies of each such Vessel’s current certificate of documentation and copies of the documents disclosed by such search and evidence that the Vessels are duly documented in the name of the respective Grantor and qualified for the coastwise trade, and the Liens (other than Permitted Liens) indicated by such abstracts shall have been released or appropriate arrangements will have been made for such release;
(iii) the notice referred to in Section 6 of Article II of such Vessel Fleet Mortgage shall have been placed on such Vessel within 45 days after the Issue Date;
(iv) copies of insurance cover notes and evidence of entry of each Vessel in a protection and indemnity club, together with a broker’s letter, describing all Vessel insurances in detail;
(v) counterpart of an Assignment of Insurances (together with notices of assignment and loss payable clauses) with respect to the Vessels, in each case duly executed and delivered by the record owner(s) of such Vessels and the Collateral Agent; and
(vi) the material Chartered Vessel Documents relating to the Chartered Vessels.
(n) Pledged Notes. Upon the occurrence and during the continuance of an Event of Default, Grantors (i) without the prior written consent of Collateral Agent, will not (A) waive or release any obligation of any Person that is obligated under any of the Pledged Notes, (B) take or omit to take any action or knowingly suffer or permit any action to be omitted or taken, the taking or omission of which would result in any right of offset against sums payable under the Pledged Notes, or (C) other than dispositions permitted under the Indenture, assign or surrender their rights and interests under any of the Pledged Notes or terminate, cancel, modify, change, supplement or amend the Pledged Notes, and (ii) shall provide to Collateral Agent copies of all material written notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notice.
(o) Accounts.
(i) No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any Account Debtor, except in the ordinary course of a Grantor’s business in accordance with practices and policies or as otherwise disclosed to Collateral Agent. So long as no Event of Default has occurred and is continuing, the Grantors may settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor. At any time that an Event of Default has occurred and is continuing, Collateral Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with Account Debtors or grant any credits, discounts or allowances.

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(ii) Collateral Agent shall have the right at any time or times, in the name of any applicable Grantor, in Collateral Agent’s name or in the name of a nominee of Collateral Agent, to verify the validity, amount or any other matter relating to any Accounts or other Collateral, by mail, telephone, facsimile transmission or otherwise, and each Grantor shall cooperate fully with Collateral Agent in an effort to facilitate and promptly conclude any such verification process.
(p) Inventory. With respect to the Inventory of each Grantor:
(i) Except where the failure to do so could not reasonably be expected to result in a Material Adverse Change, each Grantor shall at all times maintain inventory records reasonably satisfactory to Collateral Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory and such Grantor’s cost therefore and daily withdrawals therefrom and additions thereto;
(ii) Except where the failure to do so could not reasonably be expected to result in a Material Adverse Change, the Grantors shall produce, use, store and maintain the Inventory with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); and
(iii) Each Grantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory.
(q) Equipment. With respect to the Equipment of each Grantor:
(i) Such Grantor has good and marketable title thereto (except for minor defects in title to Equipment that do not materially interfere with its ability to conduct its business as currently conducted or to use such Equipment for its intended purpose); and
(ii) All material Equipment that is necessary and useful in the proper conduct of its business is in good working order and condition, ordinary wear, tear, and casualty and condemnation excepted and Permitted Dispositions excepted, except where the failure to do so could not reasonably be expected to result in a Material Adverse Change.
(r) Properties. Each Grantor covenants and agrees that, upon entering any real property lease with annual aggregate rent exceeding $1,000,000 in respect of a property or properties at which any Collateral will be located from time to time, it (i) will promptly notify Collateral Agent, in writing, of such lease and (ii) shall use commercially reasonable efforts to promptly (and in any event within 90 days after the date of such lease), deliver to the Collateral Agent, a Landlord’s Disclaimer and Consent from the lessor of such premises, substantively consistent with the form attached hereto as Exhibit G.
(s) Updated Collateral Information. Such Grantor shall promptly furnish to Collateral Agent from time to time upon Collateral Agent’s reasonable request, such updates to the information disclosed pursuant to this Agreement, including any of Schedules 1 through 9 hereto, such that such updated information and exhibits are true and correct as of the date so furnished; provided that only one such request may be made per fiscal year unless an Event of Default shall have occurred and be continuing.

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7. Relation to Other Secured Documents. The provisions of this Agreement shall be read and construed with the other Secured Documents referred to below in the manner so indicated.
(a) Indenture. In the event of any conflict between any one or more provisions in this Agreement and one or more provisions in the Indenture, such provisions of the Indenture shall control.
(b) Patent, Trademark, Copyright Security Agreements. The provisions of the Copyright Security Agreements, Trademark Security Agreements, and Patent Security Agreements are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreements, Trademark Security Agreements, or the Patent Security Agreements shall limit any of the rights or remedies of Collateral Agent hereunder. In the event of any conflict between any provision in this Agreement and a provision in a Copyright Security Agreement, Trademark Security Agreement or Patent Security Agreement, such provision of this Agreement shall control.
(c) Vessel Fleet Mortgages. In the event of any conflict between any one or more provisions in this Agreement and one or more provisions in a Vessel Fleet Mortgage, such provisions of this Agreement shall control.
8. Further Assurances.
(a) Each Grantor agrees that, from time to time, at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that is necessary in order to perfect and protect the Security Interest granted hereby, to create, perfect or protect the Security Interest purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.
(b) Each Grantor authorizes the filing by Collateral Agent (with no obligation) of financing or continuation statements, or amendments thereto, and such Grantor will execute and deliver to Collateral Agent such other instruments or notices, as Collateral Agent may reasonably request, in order to perfect and preserve the Security Interest purported to be granted hereby.
(c) Each Grantor authorizes Collateral Agent (with no obligation) at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each Grantor also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction in connection with this Agreement.

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(d) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.
9. Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, Collateral Agent (or its designee), without obligation, (a) may proceed to perform any and all of the obligations of any Grantor contained in any contract, lease, or other agreement and exercise any and all rights of any Grantor therein contained as fully as such Grantor itself could, (b) shall have the right to use any Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of Collateral Agent’s rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by any Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Equity Interests that is pledged hereunder be registered in the name of Collateral Agent or any of its nominees.
10. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, at such time as an Event of Default has occurred and is continuing under any Secured Document, to take any action and to execute any instrument which may be necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:
(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Accounts or any other Collateral of such Grantor;
(b) to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for the delivery of mail to such Grantor to that of Collateral Agent;
(c) to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;
(d) to file any claims or take any action or institute any proceedings which may be necessary to protect Collateral Agent’s security interest;
(e) to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;
(f) to use any Intellectual Property or exercise any rights under Intellectual Property Licenses of such Grantor, including but not limited to any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, or advertising matter, in preparing for sale, advertising for sale, or selling Inventory or other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of such Grantor; and

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(g) Collateral Agent, on behalf of the Secured Parties, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Intellectual Property and Intellectual Property Licenses and, if Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by Collateral Agent in aid of such enforcement.
To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.
11. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, Collateral Agent may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable, jointly and severally, by Grantors.
12. Collateral Agent’s Duties. The powers conferred on Collateral Agent hereunder are solely to protect Collateral Agent’s security interest in the Collateral, for the benefit of the Secured Parties, and shall not impose any duty upon Collateral Agent to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.
13. Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuance of an Event of Default, Collateral Agent or Collateral Agent’s designee may (a) notify Account Debtors of any Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral of such Grantor have been assigned to Collateral Agent, for the benefit of the Secured Parties, or that Collateral Agent has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral of any Grantor directly, and any collection costs and expenses shall constitute part of such Grantor’s Secured Obligations under the applicable Secured Documents.
14. Disposition of Pledged Interests by Collateral Agent. (a) None of the Pledged Interests existing as of the date of this Agreement are, and none of the Pledged Interests hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Grantor understands that in connection with such disposition, Collateral Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal and state securities laws and sold on the open market. Each Grantor, therefore, agrees that: (a) if Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that Collateral Agent has handled the disposition in a commercially reasonable manner.

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(b) Nothing contained in this Agreement shall be construed to grant, directly or indirectly, to the Collateral Agent or any holders of the Notes any interest in any Pledged Interest that would cause such Pledged Interest to be owned or controlled by a Person who is not a “citizen of the United States” within the meaning of 46 U.S.C. § 50501 (a) and (d), qualified to operate in the coastwise trade of the United States.
15. Voting and Other Rights in Respect of Pledged Interests.
(a) Upon the occurrence and during the continuation of an Event of Default, (i) Collateral Agent may, at its option, and with three (3) Business Days prior notice to any Grantor, and in addition to all rights and remedies available to Collateral Agent hereunder or under any other agreement, at law, in equity, or otherwise, exercise all voting rights, or any other ownership or consensual rights (including any dividend or distribution rights) in respect of the Pledged Interests owned by such Grantor, but under no circumstances is Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if Collateral Agent duly exercises its right to vote any of such Pledged Interests, each Grantor hereby appoints Collateral Agent, such Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.
(b) Except as otherwise permitted under the Secured Documents, for so long as any Grantor shall have the right to vote the Pledged Interests owned by it, such Grantor covenants and agrees that it will not, without the prior written consent of Collateral Agent, vote or take any consensual action with respect to such Pledged Interests which would materially adversely affect the rights of Collateral Agent, the other members of the Secured Parties, or the value of the Pledged Interests.

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16. Remedies. Upon the occurrence and during the continuance of an Event of Default:
(a) Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Secured Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, each Grantor expressly agrees that, in any such event, Collateral Agent without demand of performance or other demand, advertisement or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require Grantors to, and each Grantor hereby agrees that it will at its own expense and upon request of Collateral Agent forthwith, assemble all or part of the Collateral as directed by Collateral Agent and make it available to Collateral Agent at one or more locations where such Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the internet shall constitute a “place” for purposes of Section 9-610(b) of the Code. Each Grantor agrees that any sale of Collateral to a licensor pursuant to the terms of a license agreement between such licensor and a Grantor is sufficient to constitute a commercially reasonable disposition (including as to method, terms, manner, and time) within the meaning of Section 9-610 of the Code.
(b) Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by any Grantor or with respect to which any Grantor has rights under license, sublicense, or other agreements (including any Intellectual Property License), as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent.
(c) Collateral Agent may, in addition to other rights and remedies provided for herein, in the other Secured Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon any Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to any Grantor’s Deposit Accounts in which Collateral Agent’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the applicable Grantor to pay the balance of such Deposit Account to or for the benefit of Collateral Agent, and (ii) with respect to any Grantor’s Securities Accounts in which Collateral Agent’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the applicable Grantor to (A) transfer any cash in such Securities Account to or for the benefit of Collateral Agent, or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of Collateral Agent.

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(d) Any cash held by Collateral Agent as Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in the Indenture. In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, each Grantor shall remain jointly and severally liable for any such deficiency.
(e) Each Grantor hereby acknowledges that the Secured Obligations arise out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Collateral Agent shall have the right to an immediate writ of possession without notice of a hearing. Collateral Agent shall have the right to the appointment of a receiver for the properties and assets of each Grantor, and each Grantor hereby consents to such rights and such appointment and hereby waives any objection such Grantor may have thereto or the right to have a bond or other security posted by Collateral Agent.
17. Remedies Cumulative. Each right, power, and remedy of Collateral Agent as provided for in this Agreement or in the other Secured Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Secured Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Collateral Agent, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Collateral Agent of any or all such other rights, powers, or remedies.
18. Marshaling. Collateral Agent shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Collateral Agent’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.
19. Indemnity and Expenses.
(a) Each Grantor agrees to indemnify Collateral Agent to the extent the Issuer would be required to do so pursuant to the Indenture. This provision shall survive the termination of this Agreement and the Indenture, the resignation or removal of the Collateral Agent and the repayment of the Secured Obligations.
(b) Grantors, jointly and severally, shall, upon written demand therefore and with reasonable detailed documentation thereof, pay to Collateral Agent all the expenses which Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Secured Documents, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

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20. Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER NOTE DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Collateral Agent and each Grantor to which such amendment applies.
21. Addresses for Notices. All notices and other communications provided for hereunder shall be given in the form and manner and delivered to Collateral Agent at its address specified in the Indenture, and to any of the Grantors at their respective addresses specified in the Indenture, as applicable, or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.
22. Continuing Security Interest: Releases and Assignments.
(a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until all Secured Obligations have been paid in full in accordance with the provisions of the Secured Documents, (ii) be binding upon each Grantor, and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Collateral Agent, and its successors, transferees and assigns.
(b) The Security Interests securing the Notes Obligations shall be released with respect to any Collateral, in whole or in part, to the extent the release of such Security Interests in such Collateral is provided in the Indenture and any other Note Document (other than this Agreement) governing such Notes Obligations. Any such release shall be automatic and shall not require any further action by any Grantor.
(c) The Security Interests securing the any Permitted Additional Pari Passu Obligations of any class or series shall be released with respect to any Collateral, in whole or in part, to the extent the release of such Security Interests in such Collateral is provided in the Permitted Additional Pari Passu Debt Documents (other than this Agreement) governing such Permitted Additional Pari Passu Obligations. Any such release shall be automatic and shall not require any further action by any Grantor.

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(d) At the time of any release pursuant to clauses (b) and (c) above, all rights to the Collateral released shall revert to the Grantors or any other Person entitled thereto, and Collateral Agent shall return to the Grantors any such released Collateral in its possession. In connection with any release of Security Interests pursuant to clause (b) or (c) above, Collateral Agent shall cause the filing of appropriate termination statements or other termination documents to terminate such Security Interests and shall promptly take, at the expense of the Grantors, any other steps reasonably requested, in writing, by the Grantors necessary to terminate the relevant Security Interests created hereunder or in connection herewith.
(e) No transfer or renewal, extension, assignment, or termination of this Agreement or of the Indenture, any other Note Document, or any Permitted Additional Pari Passu Debt Document or any other instrument or document executed and delivered by any Grantor to Collateral Agent nor any additional advances or other loans made by any Secured Party to any Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to any Grantor by Collateral Agent, nor any other act of the Secured Parties, or any of them, shall release any Grantor from any obligation, except a release in accordance with this Section 22. Collateral Agent shall not by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which Collateral Agent would otherwise have had on any other occasion.
23. Governing Law.
(a) THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS, LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 23(b).

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(c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
24. New Subsidiaries. If, pursuant to the Indenture, the Company or the Issuer is required to cause any Subsidiary that has not previously guaranteed the obligations of the Issuer under the Indenture and the Notes to provide such a guaranty, upon the execution and delivery of a Joinder by any such new Subsidiary, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor hereunder.
25. Collateral Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the “Collateral Agent” shall be a reference to Collateral Agent, for the benefit of each member of the Secured Parties.
26. Miscellaneous.
(a) This Agreement is a Note Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Note Document mutatis mutandis.
(b) Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

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(c) Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any Collateral Agent or any Grantor, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e) The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
(g) All of the annexes, schedules and exhibits attached to this Agreement shall be deemed incorporated herein by reference.
27. Secured ABL Priority Collateral; Etc. Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations (as defined in the Intercreditor Agreement), the requirements of this Agreement to deliver or grant control over ABL Priority Collateral to the Collateral Agent shall be deemed satisfied by delivery of or the granting of control over such Secured ABL Priority Collateral to the ABL Collateral Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement. Notwithstanding anything herein to the contrary, prior to the Discharge of First-Lien Notes Obligations (as defined in the Intercreditor Agreement) and the Discharge of Second-Lien Notes Obligations (as defined in the Intercreditor Agreement), the requirements of this Agreement to deliver or grant control over Notes Priority Collateral to the Collateral Agent shall be deemed satisfied by delivery of, or

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the granting of control over, such Notes Priority Collateral to the First-Lien Notes Agent or the Second-Lien Notes Agent as bailee for the Collateral Agent pursuant to the Intercreditor Agreement. Prior to the Discharge of ABL Obligations, each Grantor agrees that, in the event any Grantor, pursuant to the ABL Security Documents, takes any action to grant or perfect a Lien in favor of the ABL Collateral Agent in any assets, such Grantor shall also take such action to grant or perfect a Lien (subject to the Intercreditor Agreement) in favor of the Collateral Agent to secure the Secured Obligations without request of the Collateral Agent. Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations (as defined in the Intercreditor Agreement), to the extent any Lien purported to be granted in any ABL Priority Collateral is not or ceases to be a perfected Lien in favor of the ABL Collateral Agent under the applicable ABL Security Documents, the Grantors shall have no obligations to take any actions to perfect Collateral Agent’s Liens on such Collateral and all representations, warranties and covenants in this Agreement shall be subject to the provisions and qualifications set forth in this Section 27.
28. Permitted Additional Pari Passu Obligations. On or after the date hereof, the Company or the Issuer may from time to time designate additional obligations of any Grantor permitted to be incurred under the Indenture and to be secured by a Lien on the Collateral permitted by the Indenture as Permitted Additional Pari Passu Obligations by delivering to the Collateral Agent and each Authorized Representative (a) a certificate signed by an officer of the Company or the Issuer (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as Permitted Additional Pari Passu Obligations for purposes hereof, (ii) representing that such designation of such obligations as Permitted Additional Pari Passu Obligations complies with the terms of each of the Note Documents and (iii) specifying the name and address of an Authorized Representative for such obligations, (b) a fully executed Permitted Additional Secured Party Joinder (in the form attached as Annex 2), (c) a certificate signed by an officer of the Company or the Issuer to the effect that the designation of such obligations as “Permitted Additional Pari Passu Obligations” does not violate the terms of the Note Documents and each then extant Permitted Additional Pari Passu Debt Document (upon which the Collateral Agent may conclusively and exclusively rely) and (d) a fully executed Intercreditor Agreement or a Joinder Agreement to the Intercreditor Agreement. Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Collateral Agent shall act as agent under and subject to the terms of this Agreement for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Permitted Additional Pari Passu Obligations, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Collateral Agent as Collateral Agent for the holders of such Permitted Additional Pari Passu Obligations as set forth in each Permitted Additional Secured Party Joinder and agrees, on behalf of itself and each Permitted Additional Secured Party it represents, to be bound by this Agreement. Notwithstanding the fact that Permitted Additional Pari Passu Obligations are to be secured by Liens that are pari passu in priority with the Liens securing the Notes, any Permitted Additional Pari Passu Obligations may be subject to an intercreditor agreement or other instrument or agreement providing for differences from the Notes Obligations or other Permitted Additional Pari Passu Obligations in right of payment, priority of payment, remedies, enforcement and other matters. By accepting the benefits of this Agreement and the other Secured Documents, each Secured Party agrees that it is bound by the terms of the Intercreditor Agreement applicable to such Secured Party.

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29. Appointment of Sub-Agent. Without further direction from any Secured Party, the Collateral Agent may perform any of its duties and exercise any of its rights and remedies, in each case, in respect of those matters set forth in Section 8 and Section 30, by or through a sub-agent appointed pursuant to an agency appointment substantially in the form attached hereto as Exhibit F, and any reference herein to the “Collateral Agent” shall be deemed to be a reference to the Collateral Agent or any such sub-agent as the case may be.
30. Post-Closing Matters. The Grantors and the Collateral Agent, on its own behalf and on behalf of the Holders of the Notes, hereby agree as follows:
(a) The Grantors shall use best efforts to deliver to the Collateral Agent, on or prior to the date that is 90 days after the Issue Date, (i) a Landlord’s Disclaimer and Consent or equivalent document from Columbia North Carolina Morrocroft Office Properties, LLC, the lessor of the premises located at 4064 Colony Road, Suite 200, Charlotte, North Carolina 28211, in materially the same form as the Landlord’s Disclaimer and Consent or equivalent document executed prior to such date by such lessor with respect to such premises and delivered to the ABL Agent and (ii) a Subordination of Landlord’s Lien or equivalent document from TCI 600 Las Colinas, Inc., the lessor of the premises located at 600 East Las Colinas Blvd., Suite 550, Irving, Texas 75039, in materially the same form as the Subordination of Landlord’s Lien or equivalent document executed prior to such date by such lessor with respect to such premises and delivered to the ABL Agent. If at any time after the Issue Date the Grantors deliver to the ABL Agent any additional landlord waiver or access agreement for any premises, the Grantors shall use reasonable best efforts to contemporaneously therewith deliver to the Collateral Agent a Landlord’s Disclaimer and Consent or equivalent document in favor of the Collateral Agent with respect to the same premises in materially the same form as such landlord waiver or access agreement delivered to the ABL Agent.
(b) The Grantors shall use best efforts to deliver to the Collateral Agent, on or prior to the date that is (i) 45 days after the Issue Date, an authenticated Control Agreement, from JPMorgan Chase Bank, N.A. with respect to account numbers 838725232, 5156149, 5111161, and 1005719 and (ii) 60 days after the Issue Date, an authenticated Control Agreement, from BB&T with respect to account number 5104353519, in each case on terms substantively consistent with those of the form attached hereto as Exhibit H; provided, however, that in the event the Grantors fail to obtain such Control Agreements for such accounts by the date that is 120 days after the Issue Date, the Grantors shall close such accounts and the balances, property or other assets therein shall be immediately transferred to another Deposit Account or Securities Account of such Grantor in respect of which an authenticated Control Agreement on terms substantively consistent with those of the form attached hereto as Exhibit H has been obtained and will take such other actions as necessary for the Collateral Agent’s security interests in such other Deposit Accounts or Securities Accounts granted hereunder to be perfected by “control” (as such term is defined under Articles 8 and 9 of the Code).
(c) Promptly after the Issue Date each applicable Grantor shall amend its limited liability company operating agreement, partnership agreement, bylaws and other formation documents to remove any references to a Credit Agreement dated February 26, 2003 among inter alia, Horizon Lines, LLC and ABN AMRO Bank, N.V. as administrative agent.

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(d) On or prior to the date that is 45 days after the Issue Date, the Grantors shall deliver to Collateral Agent a certificate executed by an officer of the Company that includes a schedule setting forth the model, model year, identification number and location of all CoT Chassis owned by each Grantor, along with representations by the Company as to the accuracy in all material respects of the information set forth on such schedule.
(e) Grantors shall (i) file all necessary applications (and pay all applicable filings fees therefor) with the relevant domestic governmental authorities responsible for recording Liens on the certificates of title with respect to CoT Chassis owned by the Grantors in Hawaii, Alaska, Guam, Puerto Rico and Saipan (the “Specified Jurisdictions”; provided, however, that the Specified Jurisdictions shall cease to include Guam and Saipan to the extent that Chassis in such jurisdictions become surplus or held for sale) and/or (ii) take all such other steps as are reasonably required and within such Grantor’s control, in each case to cause the Lien of Collateral Agent on each such CoT Chassis in such Specified Jurisdictions to be noted on the certificate of title of each such CoT Chassis (provided that where such Lien is a junior Lien, such Lien shall only be noted where such notation is within the control of the Grantors); provided, that Grantors shall have up to 150 days following the Issue Date to complete such filings, payments or other steps required pursuant to the foregoing clauses (i) and (ii) with respect to any such CoT Chassis owned by Grantors on the Issue Date (or, in the case of any CoT Chassis acquired by a Grantor after the Issue Date, up to 120 days following its acquisition by such applicable Grantor); provided, further, that no such filing, payment or other steps shall be required to be completed or maintained with respect to any such CoT Chassis as soon as the number of CoT Chassis with respect to which such filings, payments or other steps, as applicable, have been made, together with the number of all Chassis then owned by the Grantors in the Specified Jurisdictions other than CoT Chassis, equals or exceeds 70% of the number of all Chassis then owned by the Grantors in the Specified Jurisdictions (and Collateral Agent shall cooperate with any request by the Grantors to remove and release any Liens upon any such Chassis that the Grantors intend to sell or otherwise dispose of reasonably promptly following such request, to the extent (but only to the extent) that such sale or other disposition is permitted under the terms of the Note Documents and that, subsequent to such sale or other disposition, the Grantors continue to satisfy the filing, payment and other requirements of this sentence with respect to such number of CoT Chassis that, together with all Chassis owned by the Grantors in the Specified Jurisdictions other than CoT Chassis, equals or exceeds 70% of the number of all Chassis then owned by the Grantors in the Specified Jurisdictions). To the extent that Sections 6 and 8 impose any obligation on the Grantors to record Liens on certificates of title of Chassis, said Sections 6 and 8 shall not be construed to impose on the Grantors obligations to record Liens on certificates of title of CoT Chassis in excess of such obligations imposed by the immediately preceding sentence.

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(f) Grantors agree following the date hereof to provide all such information available in the books and records of Grantors relating to their real property interests in Anchorage, Alaska as of the Issue Date as the Agent (or advisors to the Holders of the Notes as of the Issue Date, “Advisors”) shall reasonably request to permit Agent (or the Advisors) to evaluate, and Grantors agree to cooperate with Agent (or the Advisors) in evaluating, the feasibility of creating and perfecting a Lien in favor of the Agent on such real property interests of the Grantors, and, if and solely to the extent that the Agent (or the Advisors) and the Grantors (each acting reasonably) mutually agree following such evaluation that creation and perfection of such Lien is feasible without incurring any expense beyond which are commercially reasonable and that any necessary consents of third parties are reasonably likely to be obtained with the exercise of commercially reasonable efforts (which, for the avoidance of doubt and for purposes of this paragraph, shall not be deemed to include, in the good faith judgment of the Grantors, the material modification of any rights or obligations, or the incurrence of any material obligations, under the applicable leases or the expenditure of money in excess of commercially reasonable amounts), the Grantors agree to exercise such commercially reasonable efforts to create and perfect such Lien. For the avoidance of doubt, nothing in this paragraph shall be construed to require any Grantor to (i) cause the consent of any third party whose consent is necessary to create or perfect such Lien to be obtained, (ii) unless otherwise mutually agreed on the terms described in the preceding sentence, seek to obtain any such consent, or (iii) take any action for which such consent would be required but has not been obtained.
[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have caused this Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:	HORIZON LINES, LLC

By:

Name:

Title:

[OTHER GRANTORS]

By:

Name:

Title:

COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION,
a national banking association, as Collateral Agent

By:

Name:

Title:

SCHEDULES

SCHEDULE 1

NOTICE ADDRESS FOR ALL GRANTORS

c/o
Attention:
Facsimile:
INFORMATION AND COLLATERAL LOCATIONS OF
{Insert name of applicable Grantor}

I. Name of Grantor:

II. State of Incorporation or Organization:

III. Type of Entity:

IV. Organizational Number assigned by State of Incorporation or Organization:

V. Federal Identification Number:

VI. Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:	Attention:

VII. Locations of Collateral:

(a) Properties Owned by the Grantor:

(b) Properties Leased by the Grantor or other related entity (Include Landlord’s Name):

(c) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

VIII. Other names used within past five years:
INFORMATION AND COLLATERAL LOCATIONS OF
{Insert name of applicable Grantor}

I. Name of Grantor:

II. State of Incorporation or Organization:

III. Type of Entity:

IV. Organizational Number assigned by State of Incorporation or Organization:

V. Federal Identification Number:

VI. Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:	Attention:

VII. Locations of Collateral:

(a) Properties Owned by the Grantor:

(b) Properties Leased by the Grantor or other related entity (Include Landlord’s Name):

(c) Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

VIII. Other names used within past five years:
[NOTE: ADD ADDITIONAL INFORMATION PAGE FOR EACH GRANTOR]

SCHEDULE 2
COMMERCIAL TORT CLAIMS
[include specific case caption or descriptions per Official Code Comment 5 to Section 9-108 of the Code]

SCHEDULE 3
INTELLECTUAL PROPERTY
Copyright Registrations

Registration
Grantor	Country	Copyright	Registration No.	Date

Copyright Licenses
Patents

Application/
Grantor	Country	Patent	Patent No.	Filing Date

Patent Licenses
Trademark Registrations/Applications

Application/
Grantor	Country	Mark	Registration No.	App/Reg Date

Trade Names
Common Law Trademarks
Trademarks Not Currently In Use

Trademark Licenses

SCHEDULE 4
LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY
EQUITY INTERESTS

	Issuer			Class of	Percentage of
Name of	(“Pledged	Certificate	Number of	Equity	Outstanding
Grantor	Companies”)	Number(s)	Shares	Interests	Shares

BONDS

Name of				Coupon Rate
Grantor	Issuer	Number	Face Amount	(if applicable)	Maturity

GOVERNMENT SECURITIES

Name of				Face	Coupon
Grantor	Issuer	Number	Type	Amount	Rate	Maturity

Name of				Face	Coupon
Grantor	Issuer	Number	Type	Amount	Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

		Description of	Percentage Ownership
Name of Grantor	Issuer	Collateral	Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

SCHEDULE 5
LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Grantor	Jurisdictions

SCHEDULE 6
[Reserved]

SCHEDULE 7a
VESSELS
Mortgaged Vessels
All other Vessels

SCHEDULE 7b
VESSEL INSURANCE

SCHEDULE 8
DEPOSIT ACCOUNTS

Description
of Deposit
Account if
			Check here if		not a
			Deposit	Check here if	Collateral
			Account is a	Deposit	Deposit
			Collateral	Account is a	Account or
Name of	Name of	Account	Deposit	Collection	Collection
Grantor	Institution	Number	Account	Account	Account

SECURITIES ACCOUNTS

Description
of Deposit
Account if
			Check here if		not a
			Deposit	Check here if	Collateral
			Account is a	Deposit	Deposit
			Collateral	Account is a	Account or
Name of	Name of	Account	Deposit	Collection	Collection
Grantor	Institution	Number	Account	Account	Account

LOCK BOXES

Name of Grantor	Name of Institution	Lock Box Number

SCHEDULE 9
NEGOTIABLE COLLATERAL

ANNEXES

ANNEX 1 TO SECURITY AND PLEDGE AGREEMENT
FORM OF JOINDER
Joinder No.       (this “Joinder”), dated as of                           , 201_____  by and among                     , a                                (the “New Subsidiary”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Indenture, dated as of October 5, 2011 among the Grantors and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded, refinanced or modified from time to time, the “Indenture”), HORIZON LINES, LLC, a Delaware limited liability company, (the “Issuer”), has issued to the Holders (as defined in the Indenture) the 11.00% First Lien Senior Secured Notes due 2016 (the “Notes”);
WHEREAS, pursuant to the Indenture, the New Subsidiary is required to execute, among other documents, a Supplemental Indenture in order to become a Guarantor under the Indenture; and
WHEREAS, pursuant to Section 24 of the Security Agreement (as defined in the Indenture) the New Subsidiary may become Grantor under the Security Agreement and thereby benefit from certain rights granted to the Grantors pursuant to the terms of the Note Documents;
NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Subsidiary hereby agrees as follows:
1. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.
2. The New Subsidiary, by its signature below, becomes a “Grantor” under the Security Agreement with the same force and effect as if originally named therein as a “Grantor” and the New Subsidiary hereby (a) agrees to all of the terms and provisions of the Security Agreement applicable to it as a “Grantor” thereunder and (b) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary does hereby unconditionally grant to Collateral Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a continuing security interest in and to all of such New Subsidiary’s right, title and interest in and to the Collateral. Schedule 2, “Commercial Tort Claims”, Schedule 3, “Intellectual Property”, Schedule 4, “Pledged Companies”, Schedule 5, “List of Uniform Commercial Code Filing Jurisdictions”, Schedule 6, “Chassis”, Schedule 7a, “Vessels”, Schedule 7b, “Vessel Insurance”, Schedule 8 “Vessel Insurance” and Schedule 9 “Negotiable

Collateral” to the Security Agreement, attached hereto supplement Schedules 2 through 9, respectively, to the Security Agreement. Each reference to a “Grantor” in the Security Agreement and the other Note Documents shall be deemed to include the New Subsidiary. The Security Agreement is incorporated herein by reference. The New Subsidiary authorizes Collateral Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (i) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. The New Subsidiary also hereby ratifies any and all financing statements or amendments previously filed by Collateral Agent in any jurisdiction in connection with the Note Documents.
3. The New Subsidiary, by its signature below, becomes a party to the [Intercreditor Agreement/other applicable agreements] and the New Subsidiary hereby (a) agrees to all of the terms and provisions of [Intercreditor Agreement/other applicable agreements] applicable to it as a “[Borrower/Guarantor/Grantor]” thereunder and (b) represents and warrants that the representations and warranties made by it as a “[Guarantor/Grantor]” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “[Borrower/Guarantor/Grantor]” in the [Intercreditor Agreement /other applicable agreements] shall be deemed to include the New Subsidiary.
4. The New Subsidiary represents and warrants to Collateral Agent and the Secured Parties that this Joinder has been duly executed and delivered by such New Subsidiary and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5. This Agreement is a Note Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.
6. The Security Agreement, as supplemented hereby, shall remain in full force and effect.

7. THE VALIDITY OF THIS JOINDER, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
8. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS JOINDER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH NEW SUBSIDIARY WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 8.
9. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH NEW SUBSIDIARY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS JOINDER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH NEW SUBSIDIARY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS JOINDER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Security Agreement to be executed and delivered as of the day and year first above written.

NEW SUBSIDIARY: [NAME OF NEW SUBSIDIARY]
By:
Name:
Title:

COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

ANNEX 2 TO SECURITY AND PLEDGE AGREEMENT
FORM OF PERMITTED ADDITIONAL SECURED PARTY JOINDER
[Name of Permitted Additional Secured Creditor]
[Address of Permitted Additional Secured Creditor]
[Date]
U.S. NATIONAL BANK ASSOCIATION, as Collateral Agent
[Any other Authorized Representative]
The undersigned is the Collateral Agent (the “Authorized Representative”) for Persons wishing to become “Permitted Additional Secured Parties” (the “New Secured Parties”) under the Security Agreement dated as of October 5, 2011 (as heretofore amended and/or supplemented, the “Security and Pledge Agreement” (terms used without definition herein have the meanings assigned thereto in the Security Agreement)) among Horizon Lines, LLC, the other Grantors party thereto and U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”).
In consideration of the foregoing, the undersigned hereby:
(i) represents that the Authorized Representative has been authorized by the New Secured Parties to become a party to the Security and Pledge Agreement on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligations”) and to act as the Authorized Representative for the New Secured Parties;
(ii) acknowledges that the New Secured Parties have received copies of the Security Agreement, the Indenture and each Permitted Additional Pari Passu Debt Document other than those governing the New Secured Obligations;
(iii) appoints and authorizes the Collateral Agent to take such action as Collateral Agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security and Pledge Agreement as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;
(iv) accepts and acknowledges the terms of the Security and Pledge Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Permitted Additional Pari Passu Obligations, with all the rights and obligations of a Permitted Additional Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Permitted Additional Secured Party on the effective date of the Security and Pledge Agreement; and

(v) acknowledges that the New Secured Parties have received a copy of the Intercreditor Agreement and that the security interests granted by the Security and Pledge Agreement are subject thereto.
The Collateral Agent, by acknowledging and agreeing to this Permitted Additional Secured Party Joinder, accepts the appointment set forth in clause (iii) above.
The name and address of the representative for purposes of Section 21 of the Security and Pledge Agreement are as follows:
[name and address of Authorized Representative]
THIS PERMITTED ADDITIONAL SECURED PARTY JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Permitted Additional Secured Party Joinder to be duly executed by its authorized officer as of the            day of                      20     .

[NAME OF AUTHORIZED REPRESENTATIVE]

By:
Name:
Title:

Acknowledged and Agreed: HORIZON LINES, LLC, as Issuer
By:
Name:
Title:

COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

EXHIBITS

EXHIBIT A
COPYRIGHT SECURITY AGREEMENT
This COPYRIGHT SECURITY AGREEMENT (this “Copyright Security Agreement”) is made this       day of                     , 201_, by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Indenture, dated as of October 5, 2011 among the Grantors and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded, refinanced or modified from time to time, the “Indenture”), HORIZON LINES, LLC, a Delaware limited liability company, (the “Issuer”), has issued to the Holders (as defined in the Indenture) the 11.00% First Lien Senior Secured Notes due 2016 (the “Notes”). The Grantors (other than the Issuer) have guaranteed the obligations of the Issuer under the Indenture and the Notes. Each Grantor is entering into this Security Agreement in order to induce the Holders (as defined in the Indenture) to purchase the Notes and to secure the Secured Obligations;
WHEREAS, the Collateral Agent is willing to enter into the Indenture and the Holders are willing to purchase the Notes, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security and Pledge Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security and Pledge Agreement”); and
WHEREAS, pursuant to the Security and Pledge Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Copyright Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agree as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security and Pledge Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL. Each Grantor hereby unconditionally grants to Collateral Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Copyright Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Copyright Collateral”):
(g) all of such Grantor’s Copyrights and Copyright Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(h) all renewals or extensions of the foregoing; and
(i) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Copyright or any Copyright exclusively licensed under any Intellectual Property License, including the right to receive damages, or the right to receive license fees, royalties, and other compensation under any Copyright Intellectual Property License.
3. SECURITY FOR SECURED OBLIGATIONS. This Copyright Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Copyright Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AND PLEDGE AGREEMENT. The Security Interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security and Pledge Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Copyright Security Agreement and the Security and Pledge Agreement, the Security and Pledge Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. Each Grantor shall give Collateral Agent prior written notice of no less than three (3) Business Days before filing any additional application for registration of any copyright and prompt notice in writing of any additional copyright registrations granted therefor after the date hereof. Without limiting the Grantors’ obligations under the Note Documents, each Grantor hereby authorizes Collateral Agent to unilaterally modify this Copyright Security Agreement by amending Schedule I to include any future United States registered copyrights or applications therefor of each Grantor. Notwithstanding the foregoing, no failure to so modify this Copyright Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.
6. COUNTERPARTS. This Copyright Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Copyright Security Agreement. Delivery of an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Copyright Security Agreement. Any party delivering an executed counterpart of this Copyright Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Copyright Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Copyright Security Agreement.

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7. CONSTRUCTION. This Copyright Security Agreement is a Note Document. Unless the context of this Copyright Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Copyright Security Agreement refer to this Copyright Security Agreement as a whole and not to any particular provision of this Copyright Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Copyright Security Agreement unless otherwise specified. Any reference in this Copyright Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
8. THE VALIDITY OF THIS COPYRIGHT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS COPYRIGHT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

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10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS COPYRIGHT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Copyright Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS: HORIZON LINES, LLC, as Issuer
By:
Name:
Title:

[OTHER GRANTORS] COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
Copyright Registrations

Registration
Grantor	Country	Copyright	Registration No.	Date

Copyright Licenses

EXHIBIT B
PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) is made this       day of                     , 201_, by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Indenture, dated as of October 5, 2011 among the Grantors and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded, refinanced or modified from time to time, the “Indenture”), HORIZON LINES, LLC, a Delaware limited liability company, (the “Issuer”), has issued to the Holders (as defined in the Indenture) the 11.00% First Lien Senior Secured Notes due 2016 (the “Notes”). The Grantors (other than the Issuer) have guaranteed the obligations of the Issuer under the Indenture and the Notes. Each Grantor is entering into this Security Agreement in order to induce the Holders (as defined in the Indenture) to purchase the Notes and to secure the Secured Obligations;
WHEREAS, the Collateral Agent is willing to enter into the Indenture and the Holders are willing to purchase the Notes, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security and Pledge Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security and Pledge Agreement”); and
WHEREAS, pursuant to the Security and Pledge Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Secured Parties, this Patent Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security and Pledge Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants to Collateral Agent, for the benefit of each of the Secured Parties, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Patent Collateral”):
(a) all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(b) all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and
(c) all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.
3. SECURITY FOR SECURED OBLIGATIONS. This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AND PLEDGE AGREEMENT. The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security and Pledge Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Patent Security Agreement and the Security and Pledge Agreement, the Security and Pledge Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Each Grantor shall give prompt notice in writing to Collateral Agent with respect to any such new patent rights. Without limiting the Grantors’ obligations under the Note Documents, each Grantor hereby authorizes Collateral Agent to unilaterally modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

6. COUNTERPARTS. This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement. Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement. Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.
7. CONSTRUCTION. This Patent Security Agreement is a Note Document. Unless the context of this Patent Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Patent Security Agreement refer to this Patent Security Agreement as a whole and not to any particular provision of this Patent Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Patent Security Agreement unless otherwise specified. Any reference in this Patent Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record.
8. THE VALIDITY OF THIS PATENT SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PATENT SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PATENT SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS: HORIZON LINES, LLC, as Issuer
By:
Name:
Title:

[OTHER GRANTORS] COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

SCHEDULE I
to
PATENT SECURITY AGREEMENT
Patents

Application/
Grantor	Country	Patent	Patent No.	Filing Date

Patent Licenses

EXHIBIT C
TRADEMARK SECURITY AGREEMENT
This TRADEMARK SECURITY AGREEMENT (this “Trademark Security Agreement”) is made this       day of                     , 201     , by and among Grantors listed on the signature pages hereof (each a “Grantor”, and collectively, jointly and severally, the “Grantors”), and U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”).
W I T N E S S E T H:
WHEREAS, pursuant to the Indenture, dated as of October 5, 2011 among the Grantors and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded, refinanced or modified from time to time, the “Indenture”), HORIZON LINES, LLC, a Delaware limited liability company, (the “Issuer”), has issued to the Holders (as defined in the Indenture) the 11.00% First Lien Senior Secured Notes due 2016 (the “Notes”). The Grantors (other than the Issuer) have guaranteed the obligations of the Issuer under the Indenture and the Notes. Each Grantor is entering into this Security Agreement in order to induce the Holders (as defined in the Indenture) to purchase the Notes and to secure the Secured Obligations;
WHEREAS, the Collateral Agent is willing to enter into the Indenture and the Holders are willing to purchase the Notes, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Secured Parties, that certain Security and Pledge Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security and Pledge Agreement”); and
WHEREAS, pursuant to the Security and Pledge Agreement, Grantors are required to execute and deliver to Collateral Agent, for the benefit of Secured Parties, this Trademark Security Agreement;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:
1. DEFINED TERMS. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security and Pledge Agreement or, if not defined therein, in the Indenture.

2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby unconditionally grants to Collateral Agent, for the benefit of each Secured Party, to secure the Secured Obligations, a continuing security interest (referred to in this Trademark Security Agreement as the “Security Interest”) in all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the “Trademark Collateral”):
(j) all of its Trademarks and Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I;
(k) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark Intellectual Property License; and
(l) all products and proceeds (as that term is defined in the Code) of the foregoing, including any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or any Trademarks exclusively licensed under any Intellectual Property License, including right to receive any damages, (ii) injury to the goodwill associated with any Trademark, or (iii) right to receive license fees, royalties, and other compensation under any Trademark Intellectual Property License.
3. SECURITY FOR SECURED OBLIGATIONS. This Trademark Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter. Without limiting the generality of the foregoing, this Trademark Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Collateral Agent, the Secured Parties or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.
4. SECURITY AND PLEDGE AGREEMENT. The Security Interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Secured Parties, pursuant to the Security and Pledge Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the Security Interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security and Pledge Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. To the extent there is any inconsistency between this Trademark Security Agreement and the Security and Pledge Agreement, the Security and Pledge Agreement shall control.
5. AUTHORIZATION TO SUPPLEMENT. If any Grantor shall obtain rights to any new trademarks, the provisions of this Trademark Security Agreement shall automatically apply thereto. Each Grantor shall give prompt notice in writing to Collateral Agent with respect to any such new trademarks or renewal or extension of any trademark registration. Without limiting the Grantors’ obligations under the Note Documents, each Grantor hereby authorizes Collateral Agent to unilaterally modify this Trademark Security Agreement by amending Schedule I to include any such new trademark rights of each Grantor. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Collateral Agent’s continuing security interest in all Collateral, whether or not listed on Schedule I.

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6. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Trademark Security Agreement. Delivery of an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Trademark Security Agreement. Any party delivering an executed counterpart of this Trademark Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Trademark Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Trademark Security Agreement.
7. CONSTRUCTION. This Copyright Security Agreement is a Note Document. Unless the context of this Trademark Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Trademark Security Agreement refer to this Trademark Security Agreement as a whole and not to any particular provision of this Trademark Security Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Trademark Security Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. Any reference herein to the satisfaction, repayment, or payment in full of the Secured Obligations shall mean the repayment in full in cash of all Secured Obligations other than unasserted contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein or in any other Note Document shall be satisfied by the transmission of a Record.
8. THE VALIDITY OF THIS TRADEMARK SECURITY AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
9. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS TRADEMARK SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.

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10. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS TRADEMARK SECURITY AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS: HORIZON LINES, LLC, as Issuer
By:
Name:
Title:

[OTHER GRANTORS] COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:
Horizon Lines
Trademark Security Agreement

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
Trademark Registrations/Applications

Application/
Grantor	Country	Mark	Registration No.	App/Reg Date

Trade Names
Common Law Trademarks
Trademarks Not Currently In Use
Trademark Licenses

EXHIBIT D
PLEDGED INTERESTS ADDENDUM
This Pledged Interests Addendum, dated as of                           , 201      (this “Pledged Interests Addendum”), is delivered pursuant to Section 6 of the Security and Pledge Agreement referred to below. The undersigned hereby agrees that this Pledged Interests Addendum may be attached to that certain Security and Pledge Agreement, dated as of October 5, 2011, (as amended, restated, supplemented, or otherwise modified from time to time, the “Security and Pledge Agreement”), made by the undersigned, together with the other Grantors named therein, to U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent. Initially capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Security and Pledge Agreement or, if not defined therein, in the Indenture. The undersigned hereby agrees that the additional interests listed on Schedule I shall be and become part of the Pledged Interests pledged by the undersigned to Collateral Agent in the Security and Pledge Agreement and any pledged company set forth on Schedule I shall be and become a “Pledged Company” under the Security and Pledge Agreement, each with the same force and effect as if originally named therein.
This Pledged interests Addendum is a Note Document. Delivery of an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Pledged Interests Addendum. If the undersigned delivers an executed counterpart of this Pledged Interests Addendum by telefacsimile or other electronic method of transmission, the undersigned shall also deliver an original executed counterpart of this Pledged Interests Addendum but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Pledged Interests Addendum.
The undersigned hereby certifies that the representations and warranties set forth in Section 5 of the Security and Pledge Agreement of the undersigned are true and correct as to the Pledged Interests listed herein on and as of the date hereof.
THE VALIDITY OF THIS PLEDGED INTERESTS ADDENDUM, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS PLEDGED INTERESTS ADDENDUM SHALL BE TRIED AND LITIGATED ONLY IN THE STATE, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. COLLATERAL AGENT AND EACH GRANTOR WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, COLLATERAL AGENT AND EACH GRANTOR HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGED INTERESTS ADDENDUM OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. COLLATERAL AGENT AND EACH GRANTOR REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS PLEDGED INTERESTS ADDENDUM MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
[signature page follows]

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IN WITNESS WHEREOF, the undersigned has caused this Pledged Interests Addendum to be executed and delivered as of the day and year first above written.

GRANTORS: HORIZON LINES, LLC, as Issuer
By:
Name:
Title:

[OTHER GRANTORS] COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:
Horizon Lines
Pledged Interests Addendum to Security Agreement

SCHEDULE I
to
PLEDGED INTERESTS ADDENDUM
Pledged Interests

Percentage
	Name of Pledged	Number of	Class of	of Class	Certificate
Name of Grantor	Company	Shares/Units	Interests	Owned	Nos.

Horizon Lines
Pledged Interests Addendum to Security Agreement

EXHIBIT E
Form of Vessel Fleet Mortgage

EXHIBIT F
FORM OF SUB-AGENCY APPOINTMENT
This SUB-AGENCY APOINTMENT (this “Appointment”), is entered into as of                           , 20     , by and among U.S. BANK NATIONAL ASSOCIATION as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”),                                          as sub-agent for the Collateral Agent (the “Sub-Agent”) in respect of the Defined Responsibilities (the “Sub-Agent”) and Horizon Lines, LLC and the other grantors listed on the signature pages hereof (collectively and together with Horizon Lines, LLC, the “Grantors”).
W I T N E S S E T H:
WHEREAS, the Collateral Agent entered into that certain Security and Pledge Agreement, dated as of October 5, 2011 among the Grantors and those additional Persons that become parties thereto after the date thereof by executing a joinder thereto and the Collateral Agent (the “Security Agreement”);
WHEREAS, Section 29 of the Security Agreement authorizes the Collateral Agent to: (i) perform any of its duties; and (ii) exercise any of its rights and remedies, in each case provided for therein, in the other Secured Documents, or otherwise available to it, by or through a sub-agent;
WHEREAS, the Sub-Agent is willing to serve as the sub-agent of the Collateral Agent in respect of the Defined Responsibilities and the Collateral Agent wishes to appoint the Sub-Agent to serve in such capacity; and
WHEREAS, the Grantors are willing to facilitate the appointment of the Sub-Agent and the performance by the Sub-Agent of the Defined Responsibilities,
NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Collateral Agent, the Sub-Agent and the Grantors agree as follows:
1. All initially capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto or as otherwise provided in the Security Agreement.
2. The Collateral Agent, pursuant to Section 29 of the Security Agreement, hereby appoints the Sub-Agent as its agent to: [Describe Defined Responsibilities]. (the “Defined Responsibilities”)

3. The Issuer agrees to indemnify Sub-Agent from and against all claims, lawsuits and liabilities (including reasonable attorneys fees’, agents’ and professional advisors’ fees and expenses) arising out of or resulting from this Appointment, except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Sub-Agent as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Appointment and the Security Agreement and the repayment of the Secured Obligations.
4. The Issuer, shall, upon demand, pay to Sub-Agent all the reasonable and documented expenses which Sub- Agent may incur in connection with the administration of this Defined Responsibilites.
5. By execution hereof, the Sub-Agent accepts its appointment as agent for the Collateral Agent and agrees to perform the Defined Responsibilities and to otherwise comply with the terms and conditions of the Security Agreement applicable to the Defined Responsibilities as if it were a party thereto.
6. Either the Collateral Agent or the Sub-Agent may terminate this appointment by giving written notice of termination thirty (30) Business Days prior to the effective date of termination; provided that prior to the effectiveness of any termination, Collateral Agent shall appoint a new Sub-Agent to serve as the sub-agent of the Collateral Agent in respect of the Defined Responsibilities. In any event, this appointment shall terminate on the termination of the Security Agreement.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Appointment to be executed and delivered as of the day and year first above written.

COLLATERAL AGENT: U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

SUB-AGENT: , as Sub-Agent
By:
Name:
Title:

GRANTORS:	HORIZON LINES, LLC, a Delaware corporation, as Grantor
By:
Name:
Title:

[OTHER GRANTORS]

EXHIBIT G
FORM OF LANDLORD’S DISCLAIMER AND CONSENT
Dated:                           , 20
Reference is made to:
(1) the Indenture, dated as of October 5, 2011 among Horizon Lines, LLC, a Delaware corporation (the “Issuer”), Horizon Lines, Inc. (“Parent”) and certain of Parent’s subsidiaries party thereto as guarantors (together with the Issuer, individually and collectively, “Company”) and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended from time to time, the “Indenture”), pursuant to which the Issuer has issued the 11.00% First Lien Senior Secured Notes due 2016 (the “Notes”); and
(2) the Security and Pledge Agreement, dated as of October 5, 2011 among Company and U.S. Bank National Association, a national banking association, as Collateral Agent (the “Agent”) (as it may be amended from time to time, the “Security Agreement”), pursuant to which certain obligations of Company in respect of the Notes and in respect of certain other indebtedness permitted under the Indenture were secured by Company’s property including accounts, chattel paper, commercial tort claims, deposit accounts, documents, equipment, farm products, general intangibles, instruments, inventory, investment property, letter-of-credit rights, letters of credit, money, books and records and any other personal property (collectively, the “Collateral”).
For other good and valuable consideration                                         , a                                   (“Landlord”), hereby certifies and agrees for the benefit of Agent as follows:
1. Premises; Lease. Landlord owns certain premises, described in Exhibit A attached hereto (the “Premises”) and has leased the Premises to Company pursuant to a lease (the “Lease”). The Lease is in full force and effect and Company is not in default of any provision of the Lease.
2. Disclaimer. Landlord does not own, and hereby releases and disclaims, any interest, including any statutory or common law lien, in any Collateral. Notwithstanding the preceding sentence, Landlord does not hereby disclaim any interest in fixtures and tenant improvements which are necessary for the operation of the Premises as opposed to the operation of Company’s business.
3. Agent Not Liable for Borrower’s Obligations. Landlord acknowledges that except as set forth in Paragraph 6 hereof, Agent shall have no duty, obligation or liability whatsoever for rent or otherwise with respect to the possession, occupancy or use of the Premises.

4. Agent’s Right to Occupy Premises. Landlord consents to any right of possession of the Premises that Company may now or hereafter grant to Agent. In addition, notwithstanding any cancellation or termination of the Lease, action to evict Company, or repossession of the Premises, Landlord grants Agent the right to possess, occupy and use the Premises for purposes of holding, processing, manufacturing, selling, using, storing, liquidating, realizing upon or otherwise disposing of the Collateral, and for related and incidental purposes, for up to 120 days from the date on which Landlord acquires possession of the Premises from Company through cancellation or termination of the Lease, eviction or otherwise. Any extensions of the foregoing period shall be with the written consent of Landlord and at the same rate of Rent (as defined in Paragraph 6 below); except that Agent’s right to occupy the Premises pursuant to the foregoing shall be automatically extended, at Agent’s request and subject to payment of the Rent (as defined in Paragraph 6 below), for any period Agent is prohibited from exercising its rights to remove the Collateral due to imposition of the automatic stay under the United States Bankruptcy Code or due to any restriction or limitation under any other bankruptcy, insolvency or other law affecting the rights of creditors.
5. Right to Cancel Lease. Subject to Paragraph 7 hereof, Landlord reserves in all respects the right to cancel or terminate the Lease, for nonpayment of rent or otherwise, whether or not Agent is in possession of the Premises.
6. Agent’s Obligations. If Agent takes possession of or occupies the Premises at any time, Agent shall pay Rent (as defined below) to Landlord prorated for the period during which Agent has possession of or occupies the Premises (but in any event not less than fifteen (15) calendar days). In no event, however, shall Agent be obligated to pay Rent for any period to the extent Company has paid Rent for such period. For the purposes of this Paragraph 6, “Rent” means the amount of the base rent and common area charges owed by Company to Landlord under the Lease prorated for the period during which Agent has possession of or occupies the Premises (but in any event not less than fifteen (15) calendar days).
7. Notice to Agent. Landlord agrees to give Agent notice : (a) of any breach of the Lease by Company, at the same time as Landlord shall give notice of such breach to Company; (b) of any legal action which Landlord may commence to evict Company from the Premises or to terminate or limit Company’s right to use, possess or lease the Premises, promptly upon the commencement of any such action; (c) of any cancellation or termination of the Lease, at least 15 days before such cancellation, stating the grounds for cancellation or termination; (d) of any change in the ownership of the Premises and the name and address of each new owner of the Premises, at least 15 days before any such change in ownership; and (e) of the date Landlord acquires possession of the Premises from Company through cancellation or termination of the Lease, eviction or otherwise. Failure to give notice to Agent shall not give rise to any defense to Landlord’s action against Company and shall not preclude Landlord from taking any action or obtaining any relief against Company under the Lease. All notices to Agent shall be deemed given when received by Agent at:
U.S. Bank National Association
[     ]
Attention: [     ]

8. Miscellaneous. This Disclaimer and Consent shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of                                         . This Disclaimer and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. No failure on the part of Agent to exercise, and no delay in exercising any right, power or remedy hereunder shall operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. This Disclaimer and Consent expresses completely, exclusively and finally all the agreements, conditions and covenants of the parties and does not need evidence (written or oral) of prior, contemporaneous or subsequent statements or representations (express or implied) to reflect the intentions of the parties. This Disclaimer and Consent may not be supplemented or modified except in writing. This Disclaimer and Consent inures to the benefit of Agent its participants, successors and assigns, and binds Landlord, and its respective successors and assigns. Landlord will use commercially reasonable efforts to notify any successor or assign of the terms of this Disclaimer and Consent. This Disclaimer and Consent does not imply a commitment to lend and shall be binding as long as any credit facility remains outstanding, or any obligations of Company to Agent remain outstanding or are subject to being set aside, recovered, rescinded or required to be returned for any reason. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS DISCLAIMER AND CONSENT.
9. Other Agents. Notwithstanding anything herein to the contrary, (i) upon Landlord’s receipt of Agent’s written notice to deem the Second Lien Collateral Agent (as defined below) as Agent’s successor hereunder, the Second Lien Collateral Agent shall succeed the Agent for all purposes hereunder and shall thereafter have the exclusive right to exercise all the rights of “Agent” hereunder in the place and stead of the Agent, [and] (ii) thereafter, upon Landlord’s receipt of the Second Lien Collateral Agent’s written notice to deem the Convertible Notes Collateral Agent (as defined below) as the Second Lien Collateral Agent’s successor hereunder, the Convertible Notes Collateral Agent shall succeed the Second Lien Collateral Agent for all purposes hereunder and shall thereafter have the exclusive right to exercise all the rights of “Agent” hereunder in the place and stead of the Second Lien Collateral Agent[ and (iii) thereafter, upon Landlord’s receipt of the Convertible Notes Collateral Agent’s written notice to deem the ABL Agent (as defined below) as the Convertible Notes Collateral Agent’s successor hereunder, the ABL Agent shall succeed the Convertible Notes Collateral Agent for all purposes hereunder and shall thereafter have the exclusive right to exercise all the rights of “Agent” hereunder in the place and stead of the Convertible Notes Collateral Agent] 1.

[1]	To be omitted to the extent the ABL Agent has obtained a separate Landlord’s Disclaimer and Consent (or equivalent document).

“Second Lien Collateral Agent” means U.S. Bank National Association, not in its individual capacity, but solely as collateral agent for certain holders of Second Lien Senior Secured Notes under that certain Indenture (as amended from time to time), dated as of October 5, 2011, by and between Issuer, Parent and certain of Parent’s subsidiaries and U.S. Bank National Association, not in its individual capacity, but solely as trustee and collateral agent.
“Convertible Notes Collateral Agent” means U.S. Bank National Association, not in its individual capacity, but solely as collateral agent for certain holders of 6.00% Series A Convertible Senior Secured Notes due 2017 and 6.00% Series B Mandatorily Convertible Senior Secured Notes under that certain Indenture (as amended from time to time), dated as of October 5, 2011, by and between Parent and certain of Parent’s subsidiaries and U.S. Bank National Association, not in its individual capacity, but solely as trustee and collateral agent.
[“ABL Agent” means Wells Fargo Capital Finance, LLC, as collateral agent for certain lenders under that certain credit agreement (as amended from time to time), dated as of October 5, 2011, among Parent, Issuer, the lenders party thereto and Wells Fargo Capital Finance, LLC, as collateral agent.]
[signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Landlord’s Disclaimer and Consent to be executed by its respective officer thereunto duly authorized, as of the date first above written.

By:	,

By:

Name:
Title:

EXHIBIT A
TO
LANDLORD’S DISCLAIMER AND CONSENT
The Premises described in the referenced document are located in                                                                                   and are described as follows:

EXHIBIT H
Form of Control Agreement
AGREEMENT (this “Agreement”), dated as of October                     , 2011, by and among                                          (“Company”), Wells Fargo Capital Finance, LLC (“First Lien Agent”), U.S. Bank National Association, not in its individual capacity, but solely as collateral agent for the holders of the Company’s 11.00% First Lien Senior Secured Notes (in such capacity, “Second Lien Agent”), U.S. Bank National Association, not in its individual capacity, but solely as collateral agent for the holders of the Company’s Second Lien Senior Secured Notes (in such capacity, “Third Lien Agent”), U.S. Bank National Association, not in its individual capacity, but solely as collateral agent for the holders of Horizon Lines, Inc.’s Convertible Notes (in such capacity, “Fourth Lien Agent”) (First Lien Agent, Second Lien Agent, Third Lien Agent and Fourth Lien Agent collectively referred to as “Agents”) and                                          (“Depositary”).
The parties hereto refer to Account No.                                          in the name of Company maintained at Depositary (the “Account”) and hereby agree as follows:
1.
(a) Company and Agents notify Depositary that by separate agreements Company has granted First Lien Agent, Second Lien Agent, Third Lien Agent and Fourth Lien Agent each a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.
(b) As used herein, “Control Agent” shall mean First Lien Agent until the first Resignation Effective Time hereunder effected by First Lien Agent pursuant to the terms of the following sentence, at which time “Control Agent” shall mean Second Lien Agent until the second Resignation Effective Time hereunder, at which time “Control Agent” shall mean Third Lien Agent until the third Resignation Effective Time hereunder, at which time “Control Agent” shall mean Fourth Lien Agent. For the purposes hereof, the “Resignation Effective Time” shall be the opening of business on the second Business Day next succeeding the Business Day on which a notice purporting to be signed by the applicable Control Agent (the “Resigning Agent”) in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Resignation Notice”), is actually received by the unit of Depositary (identified on the signature page hereto) to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any Business Day, the Resignation Effective Time shall be the opening of business on the third Business Day next succeeding the Business Day on which such receipt occurs; and, provided further, that a “Business Day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed. On and after each Resignation Effective Time, Depositary shall cease honoring instructions from the applicable Resigning Agent and begin honoring the instructions of the new Control Agent pursuant to this Agreement. As of each Resignation Effective Time, the applicable Resigning Agent who triggered such Resignation Effective Time will no longer be an Agent under this Agreement. All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

(c) Depositary hereby confirms that the Account is a demand deposit account maintained by Company with Depositary in Depositary’s ordinary course of business and that Depositary is a national banking association. As of the effective date of this Agreement, except for this Agreement and the applicable Account Documentation, (i) Depositary is not currently entered into any agreement with any person or entity pursuant to which Depositary is obligated to comply with instructions as to the disposition of funds from the Account and (ii) for the duration of the Agreement Depositary shall not, without the prior written consent of Agents, enter into any agreement with any other person or entity pursuant to which Depositary is obligated to comply with instructions as to the disposition of funds from the Account.
2. Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions which the Company is entitled to give under the Account Documentation (as hereinafter defined) (collectively, “instructions”) received from the Company (but not those from Agents) concerning the Account. On and after the Effective Time (and without Company’s consent), Depositary shall honor all instructions received from Control Agent (as defined above) (but not those from Company) concerning the Account and Company shall have no right or ability to access or withdraw or transfer funds from the Account. Depositary acknowledges that on and after the Effective Time Depositary will comply with instructions originated by the Control Agent directing disposition of the funds in the Account without further consent by Company.
For the purposes hereof, the “Effective Time” shall be the opening of business on the second Business Day next succeeding the Business Day on which a notice purporting to be signed by Control Agent in substantially the same form as Exhibit B, attached hereto, with a copy of this Agreement attached thereto (a “Shifting Control Notice”), is actually received by the unit of Depositary (identified on the signature page hereto) to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any Business Day, the “Effective Time” shall be the opening of business on the third Business Day next succeeding the Business Day on which such receipt occurs.
Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Resignation Effective Time and/or Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) (x) cease honoring Company’s instructions and/or commence honoring solely Control Agent’s instructions concerning the Account at any time or from time to time after it becomes aware that Control Agent has sent to it a Shifting Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem a Shifting Control Notice to be received by it for purposes of the foregoing paragraph prior to the specified unit’s actual receipt if otherwise actually received by Depositary (or if such Shifting Control Notice does not comply with the form attached hereto as Exhibit B or does not attach an appropriate copy of this Agreement), with no liability whatsoever to Company or any other party for doing so; and (iii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) cease honoring the applicable Resigning Agent’s instructions and/or commence honoring solely the new Control Agent’s instructions concerning the Account at any time after it receives a Resignation Notice from such Resigning Agent but prior to the Resignation Effective Time.

3. This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, Control Agent shall provide Depositary with such documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Control Agent. Control Agent may request the Depositary to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such services are not authorized or otherwise covered under the Account Documentation, Depositary’s decision to provide any such services shall be made in its sole discretion (including without limitation being subject to Company and Control Agent executing such Account Documentation or other documentation as Depositary may require in connection therewith).
4.
(a) In the event that Depositary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Account, Depositary hereby agrees that such security interest shall be subordinate to that of the Agents and agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, reversals or cancellations of payment orders and other electronic fund transfers or other corrections or adjustments to the Account or transactions therein, (ii) overdrafts in the Account or (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder.
(b) [Upon the occurrence of any of the items referred to in clauses (i)-(iii), inclusive, of the preceding sentence (any such item, a “Returned Item”), Depositary shall first attempt to obtain reimbursement therefor from the Account or the Company; however, if Depositary fails to obtain any such reimbursement within 20 days after the occurrence of such Returned Item, then Control Agent shall reimburse Depositary the amount of such Returned Item within 20 days after Control Agent’s receipt of a written request therefor from Depositary (so long as such request is made within 60 days after any funds attributable to such Returned Item have been wire transferred to the Control Agent’s account and in any event prior to termination of this Agreement); provided that the Control Agent’s obligations under this sentence shall be limited to the aggregate amount transferred from the Account on the instructions of the Control Agent (but only to the extent actually received by the Control Agent and still in possession of Control Agent at the time of Depositary’s demand from Control Agent) pursuant to this Agreement.]1
5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation a Shifting Control Notice), instruction or request purportedly furnished to it by Company or Control Agent in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreements referred to in paragraph 1 above or any other related documentation or whether any actions by Agents (including without limitation the sending of a Shifting Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own breach, willful misconduct or negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control.

[1]	Subject to negotiation between Agents and Depositary.

6. [Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable and documented out-of-pocket fees and disbursements of counsel) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred as a result of following Company’s or Agents’ direction or instruction. Control Agent hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or negligence) or any interpleader proceeding related thereto as a result of following Control Agent’s direction or instruction (including without limitation Depositary’s honoring of a Shifting Control Notice) or (ii) due to any claim by Control Agent of an interest in the Account or the funds on deposit therein. Company agrees to promptly reimburse the Control Agent for any amounts paid to Depositary pursuant to the preceding sentence due to Company’s negligence or willful misconduct. Notwithstanding anything to the contrary contained in this Agreement, and for the avoidance of doubt, the obligation of the Control Agent to indemnify or reimburse the Depositary under the terms of this Agreement, shall be (i) an obligation of the Control Agent solely in its capacity as administrative agent under the Credit Agreement or collateral agent under the applicable Indenture; (ii) limited solely to funds available under the Credit Agreement or the applicable Indenture, at any point in time; (iii) limited solely to the scope of the Control Agent’s request of the Depositary; and (iv) not applicable in the event of negligent or intentional misconduct of the Depositary. The obligation of the Control Agent to indemnify, or to reimburse or pay any amounts, under the terms of this Agreement shall not be an obligation of Wells Fargo Capital Finance, LLC or U.S. Bank National Association in its individual or corporate capacities. No such indemnification, reimbursement or other payment by the Control Agent shall prejudice its indemnification or other rights against the Company under the provisions of the Credit Agreement or Indentures, as applicable. For purposes herein, “Credit Agreement” shall mean the Credit Agreement between the Company and the First Lien Agent; and “Indentures” shall mean collectively, the Indenture between the Company and the Second Lien Agent with respect to the Company’s 11.00% First Lien Senior Secured Notes, the Indenture between the Company and the Third Lien Agent with respect to the Company’s Second Lien Senior Secured Notes and the Indenture between Horizon Lines, Inc. and the Third Lien Agent with respect to Horizon Lines, Inc.’s Convertible Notes, in each case as any such Credit Agreement or Indenture may be amended, restated, supplemented or otherwise modified from time to time.]2

[2]	Subject to negotiation between Agents and Depositary.

7. Depositary may terminate this Agreement (i) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (ii) because of a material breach by Company or Agents of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. The Control Agent shall have the right, in its sole discretion, to terminate this Agreement upon the sending of at least three (3) days advance written notice to the other parties, provided that Depositary may shorten or waive the requirement that the Control Agent’s notice be in advance and any such shortening or waiver shall be binding on all parties. Without limiting the rights of the Control Agent as set forth in the preceding sentence, each Agent, as to itself, prior to the applicable Resignation Effective Time for such Agent, may at any time be released from the Agreement with respect only to such Agent’s rights hereunder upon sending at least three (3) days advance written notice to the other parties, provided that (i) in the event three of the four Agents have been released from the Agreement the remaining Agent will no longer have the right to send a Resignation Notice or be released from the Agreement but may terminate the Agreement upon sending at least three (3) days advance written notice to the other parties, and (ii) Depositary may shorten or waive the requirement that such Agent’s notice be in advance and any such shortening or waiver shall be binding on all parties. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 4(b), 5 and 6 above shall survive any such termination or resignation under paragraph 1(b) of this Agreement.
8. Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary’s fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.
9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be Depositary’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Account shall be governed by the laws of the State of New York. ALL PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THE ACCOUNT OR THIS AGREEMENT. All notices under this Agreement (i) shall be in writing and sent (including via emailed pdf or similar file or facsimile transmission) to the parties hereto at their respective addresses, email addresses or fax numbers set forth below (or to such other address, email address or fax number as any such party shall designate in writing to the other parties from time to time.
10. Depositary will make available, at Company’s expense, Depositary’s standard bank statement covering the deposits to and withdrawals from the Account to the Control Agent, with copies to the other Agents, in accordance with the provisions of Section 9 above.
[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

By:		Date:

Name:
Title:
Address for Notices:

4064 Colony Road, Suite 200
Charlotte, NC 28211
Attention:
Phone No.:
Email Address:
Fax No.:

WELLS FARGO CAPITAL FINANCE, LLC

By:		Date:

Name:
Title:
Address for Notices:

2450 Colorado Avenue, Suite 3000 West
Santa Monica, CA 90404
Attention: Treasury Department
Phone No.: 310-453-7300
Email Address:
Fax No.: 310-453-7420

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as collateral agent for the holders of the Company’s 11.0% First Lien Secured Notes

By:		Date:

Name:
Title:
Address for Notices:
Email Address:
Fax No.:
U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as collateral agent for the holders of the Company’s Second Lien Senior Secured Notes

By:		Date:

Name:
Title:
Address for Notices:
Email Address:
Fax No.:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as collateral agent for the holders of Horizon Lines, Inc.’s Convertible Notes

By:		Date:

Name:
Title:
Address for Notices:
Email Address:
Fax No.:

By:		Date:

Name:
Title:

Address For Shifting Control, Resignation	Address for all other Notices and instructions:
and Termination Notices:

Exhibit A RESIGNATION NOTICE

Date:
Address:
Attention:
Re: Blocked Account Control Agreement dated as of                           , 201      (the “Agreement”), by and among                                          (“Company”), Wells Fargo Capital Finance, LLC (“First Lien Agent”), U.S. Bank National Association, as Second Lien Agent (“Second Lien Agent”), U.S. Bank National Association, as Third Lien Agent (“Third Lien Agent”), U.S. Bank National Association, as Fourth Lien Agent (“Fourth Lien Agent”) (First Lien Agent, Second Lien Agent, Third Lien Agent and Fourth Lien Agent collectively referred to as “Agents”) and                                          (“Depositary”) relating to Account(s).
Ladies and Gentlemen:
The [First Lien] [Second Lien] [Third Lien] Agent notifies Depositary that it shall cease to be a party hereto or an “Agent” hereunder (and that any requirement hereunder requiring notice to or the consent of [First Lien] [Second Lien] [Third Lien] Agent shall instead be deemed to require notice to or the consent of [Second Lien] [Third Lien] [Fourth Lien] Agent). This constitutes a Resignation Notice as referred to in paragraph 1(b) of the Agreement, a copy of which is attached hereto.

[[FIRST LIEN] [SECOND LIEN] [THIRD LIEN] AGENT]

By:		Date:

Name:
Title:

Exhibit B SHIFTING CONTROL NOTICE
Date:
Address:
Attention:
Re: Blocked Account Control Agreement dated as of                           , 201_, (the “Agreement”) by and among                                          (“Company”), Wells Fargo Capital Finance, LLC (“First Lien Agent”), U.S. Bank National Association, as Second Lien Agent (“Second Lien Agent”), for U.S. Bank National Association, as Third Lien Agent (“Third Lien Agent”), for U.S. Bank National Association, as Fourth Lien Agent (“Fourth Lien Agent”) (First Lien Agent, Second Lien Agent, Third Lien Agent and Fourth Lien Agent collectively referred to as “Agents”) and                                          (“Depositary”) relating to Account(s)
Ladies and Gentlemen:
This constitutes a Shifting Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

[NAME OF NOTICE AGENT]

By:		Date:

Name:
Title:

EXHIBIT I
FORM OF ASSIGNMENT OF GOVERNMENT CONTRACT
INSTRUMENT OF ASSIGNMENT
Reference is made to the Indenture, dated as of October 5, 2011 among Horizon Lines, LLC, a Delaware corporation (the “Issuer”), Horizon Lines, Inc. (“Parent”) and certain of Parent’s subsidiaries party thereto as guarantors (collectively, with the Issuer and the Parent, the “Grantors”), and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended from time to time, the “Indenture”), pursuant to which the Issuer has issued the 11.00% First Lien Senior Secured Notes due 2016.
ASSIGNMENT (this “Agreement”), dated as of [                    ] by and among [                                        ], with its chief executive offices at 4064 Colony Road, Suite 200, Charlotte, NC 28211 (the “Assignor”) in favor of the Assignee, as Collateral Agent for the Secured Parties. All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement or, if not defined therein, in the Indenture.
STATEMENT OF PURPOSE
WHEREAS, in order to induce the Collateral Agent (the “Assignee”) to enter into the Indenture and to induce the Holders to purchase the Notes, the Grantors have executed and delivered to Assignee, for the benefit of the Secured Parties, that certain Security Agreement, dated as of October 5, 2011 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”); and
WHEREAS, pursuant to the Security Agreement, the Assignor is required to execute and deliver to Assignee, for the benefit of the Secured Parties, this Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Assignor hereby agrees with the Assignee, for the benefit of the Secured Parties, as follows:
SECTION 1. Assignment. The Assignor hereby sells, assigns and transfers to the Assignee, for the benefit of the Secured Parties, all of the Assignor’s rights, title and interest in and to all moneys due and to become due from the United States of America, or from any Agency or Department thereof, together with all rights to receive the same, under a certain Contract No. [                    ], dated as of [                    ](as amended, restated, supplemented or otherwise modified from time to time, the “Contract”) between the United States of America acting through [                    ] and the Assignor, including any letter of intent, letter of award, letter of acceptance of bid or proposal, informal or incomplete contract or agreement, order, authorization to commence performance or similar instrument or communication made or received by the Assignor in anticipation of or in connection with the Contract.
SECTION 2. Direction of Payment. The Assignor hereby authorizes and directs the United States of America to make all payments due under the Contract directly to the Assignee, in accordance with any payment instructions received therefrom, by checks or other orders, payable to the Assignee, and constitutes and appoints the Assignee its true and lawful attorney, irrevocably with full power of substitution for it, in its name or in the name of the Assignor or otherwise, to ask, require, demand and receive and give acquittance for any and all said monies due or to become due, and to endorse the name of the Assignor on any checks, drafts or other orders for the payment of money payable to the Assignor in payment thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

[ ], as Assignor

By:

Name:
Title:

ATTEST:

By:

Name:
Title: [Assistant] Secretary
(Affix Corporate Seal)
STATE OF
COUNTY OF
On the       day of                     , 20      before me personally appeared                      to me known, who, being by me duly sworn, did say that he is the                                            of [                                          ], Inc.; and that he signed his name thereto by his free act and deed and acknowledged the said Assignment to be the free act and deed of said corporation.
Notary Public
My Commission Expires:

NOTICE OF ASSIGNMENT OF GOVERNMENT CONTRACT
Dated as of:

TO:	[ ]
[Address]
Reference is made to Contract No. [                                          ], dated as of [                     ] (as amended, restated, supplemented or otherwise modified from time to time, the “Contract”), between the United States of America acting through [                                          ] and [                                          ], with its chief executive offices at 4064 Colony Road, Suite 200, Charlotte, NC 28211 (the “Assignor”).
Moneys due or to become due under the Contract have been assigned to the undersigned under the provisions of the Assignment of Claims Act of 1940, as amended, 31 U.S.C. 3727, 41 U.S.C. 15.
A true copy of the Instrument of Assignment, dated as of [                    ] executed by the Assignor in favor of U.S. Bank National Association, as collateral agent (the “Assignee”) for the benefit of the Secured Parties (as defined in the Indenture dated as of October 5, 2011 among Horizon Lines, LLC, a Delaware corporation (the “Issuer”), Horizon Lines, Inc. (“Parent”) and certain of Parent’s subsidiaries party thereto as guarantors and the Assignee, as Trustee and Collateral Agent (as it may be amended from time to time, the “Indenture”), pursuant to which the Issuer has issued the 11.00% First Lien Senior Secured Notes due 2016), is attached to the original notice.
Payments due or to become due under the Contract should be made to the Assignee.
Please return to the undersigned the three enclosed copies of this Notice of Assignment with appropriate notations showing the date and hour of receipt, and signed by the person acknowledging receipt on behalf of the addressee. Please mail the three copies of this Notice of Assignment and all inquiries and correspondence regarding this matter to the address specified on the signature page hereto.
[Signature Page Follows]

Very truly yours,

U.S. BANK NATIONAL ASSOCIATION

as Collateral Agent

By:

Name:
Title:

Address of Collateral Agent:
[Acknowledgement Follows]

ACKNOWLEDGEMENT
Receipt of the foregoing Notice of Assignment of Government Contract dated as of [_____] from U.S. Bank National Association, as Collateral Agent, to the undersigned along with the Assignment of Government Contract attached thereto (collectively, the “Assignment Documents”) is hereby acknowledged. The Assignment Documents were received at [_____] (a.m.) (p.m.) on [_____], [_____].

[ ][Government agency]

By:

Name:
Title:

On behalf of: